Note 7	12 Months Ended
Dec. 31, 2024
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk managementRisk factors
The BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the Risk Appetite Framework (hereinafter "RAF") variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, measures are taken to seek to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below:
Macroeconomic and geopolitical risks
The Group is sensitive to the deterioration of economic conditions, the alteration of the institutional environment of the countries in which it operates, and the Group is exposed to sovereign debt especially in Spain, Mexico and Turkey.
The global economy is currently facing a number of extraordinary challenges. The war between Ukraine and Russia and the armed conflicts in the Middle East have caused significant disruptions, instability and volatility in global markets, particularly in energy markets. Uncertainty about the future development of these conflicts is high. The main risk is that they could generate new supply shocks, pushing growth downward and inflation upward, and paving the way for macroeconomic and financial instability episodes.
Geopolitical and economic risks have also increased in recent years as a result of trade tensions between the United States and China, Brexit, and the rise of populism, among other factors. Growing tensions and the rise of populism may lead, among other things, to a deglobalization of the world economy, an increase in protectionism, a general reduction of international trade and a reduction in the integration of financial markets.
The policies to be adopted by the new United States government, from January 20, 2025, are an additional source of uncertainty for the global economy. Some of the measures recently advocated by the incoming administration, such as the adoption of higher import tariffs and tighter immigration controls, may increase inflationary pressures and weaken economic growth. Fiscal, regulatory, industrial, foreign and other policies could also generate financial and macroeconomic volatility.
In the current context, one of the main risks is that inflation remains high, either due to new supply shocks, related for example to the previously mentioned geopolitical and political risks or climate events, or due to demand factors, caused by an excessively expansionary fiscal policy, the robustness of labor markets, or other factors. Significant inflationary pressures could lead to interest rates remaining higher than currently forecasted, which could negatively affect the macroeconomic environment and financial markets.
Another macroeconomic risk is the possibility of a sharp global growth slowdown. In a context marked by uncertainty and still elevated interest rates, labor markets and aggregate demand could weaken more significantly than expected. Moreover, despite increasing economic stimulus measures, growth in China could slow sharply, with a potentially negative impact on many geographical areas, due to tensions in real estate markets and economic sanctions imposed by the United States, among other factors.
Furthermore, there is a growing risk of tensions in sovereign debt markets, given the high levels of public debt in many developed and emerging countries, the relatively high interest rates, and expectations of slower economic growth.
The Group is exposed, among others, to the following general risks with respect to the economic and institutional environment in the countries in which it operates: a deterioration in economic activity in the countries in which it operates, including recession scenarios; more persistent inflationary pressures, which could trigger a more severe tightening of monetary conditions; stagflation due to more intense or prolonged supply shocks such as, for example, an increase in oil and gas prices to very high levels, which would have a negative impact on disposable income levels in areas that are net energy importers, such as Spain or Turkey, to which the Group is particularly exposed; changes in exchange rates; an unfavorable evolution of the real estate market; changes in the institutional environment of the countries in which the Group operates, which could give rise to sudden and sharp drops in GDP and/or changes in regulatory or government policy, including in terms of exchange controls and restrictions on the distribution of dividends or the imposition of new taxes or charges; growth in the public debt or in the external deficit could lead to a downward revision of the credit ratings of the sovereign debt and even a possible default or restructuring of such debt; the impact of the upcoming policies of the new U.S. administration, about which there is significant uncertainty; and episodes of volatility in the financial markets, which could cause significant losses for the Group. The Group’s results of operations have been particularly affected by the increases in interest rates adopted by central banks in an attempt to tame inflation, contributing to the rise in both interest revenue and interest expenses. The persistence of interest rates at relatively high levels or any increase in interest rates in the future could adversely affect the Group by reducing the demand for credit and leading to an increase in the default rate of its borrowers and other counterparties. Moreover, the Group’s results of operations have been affected by inflation in all countries in which BBVA operates, especially Turkey and Argentina.
In particular, in Spain, political, regulatory and economic uncertainty has also increased since the July 2023 general elections; there is a risk that policies could have an adverse impact on the economy or the Group. There is also a risk that the impact on financial conditions of political tensions in other European countries could to some extent affect Spain. In Mexico, there is high uncertainty on the impact of the recently approved constitutional reforms, as well as on the policies that will be adopted by the new local government and by the new U.S. administration (in particular, if protective measures adopted by the United States become more aggressive or persist over time, which could adversely impact the country's economic growth). In Turkey, there are increasing signs of normalization in economic policy in general, and monetary policy in particular, since the general elections held in May 2023, which may lead to a gradual correction of the current distortions. Despite the gradual improvement of macroeconomic conditions, the situation remains relatively unstable, characterized by pressures on the Turkish lira, high inflation, a significant trade deficit, low central bank’s foreign reserves and high external financing costs. There is also uncertainty about the impact of the geopolitical context in the Middle East on Turkey. In particular, recent regime changes in Syria create opportunities, such as a potential increase in exports and lower migratory pressures, but also risks, which could cause greater volatility of Turkish financial assets, among other possible effects. Continuing unfavorable economic conditions in Turkey may result in a potential deterioration in the purchasing power and creditworthiness of the clients of the Group (both individuals and corporations). In addition, official interest rates, the regulatory and macroprudential policies affecting the banking sector and the currency depreciation have affected and may continue to affect the Group’s results. In Argentina, the risk of economic and financial turbulence persists in a context in which the government has substantially modified the economic policy framework and has focused its efforts on implementing strong fiscal and monetary adjustments to reduce inflation. Finally, in Colombia and Peru, climate factors, political tensions and greater social conflict could eventually have a negative impact on the economy.
Any of these factors may have a significant adverse impact on the Group’s business, financial condition and results of operations.
Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. Regulatory activity in recent years has affected multiple areas, including changes in accounting standards; strict regulation of capital, liquidity and remuneration; bank charges and taxes on financial transactions; regulations affecting mortgages, banking products and consumers and users; recovery and resolution measures; stress tests; prevention of money laundering and terrorist financing; market abuse; conduct in the financial markets; anti-corruption; and requirements as to the periodic publication of information. Governments, regulatory authorities and other institutions continually make proposals to strengthen the resistance of financial institutions to future crises. Further, there is an increasing focus on the climate-related financial risk management capabilities of banks (see "Environmental, social and governance (“ESG”) risks may adversely impact the Group"). Any change in the Group’s business that is necessary to comply with any particular regulations at any given time, especially in Spain, Mexico or Turkey, could lead to a considerable loss of income, limit the Group’s ability to identify business opportunities, affect the valuation of its assets, force the Group to increase its prices and, therefore, reduce the demand for its products, impose additional costs on the Group or otherwise adversely affect its business, financial condition and results of operations.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the Group could arise and might affect the regular course of business.
New business, operational and legal risks
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control. Any attack, failure or deficiency in the Group’s systems could, among other things, lead to the misappropriation of funds of the Group’s clients or the Group itself and the unauthorized disclosure, destruction or use of confidential information, as well as prevent the normal operation of the Group and impair its ability to provide services and carry out its internal management. In addition, any attack, failure or deficiency could result in the loss of customers and business opportunities, damage to computers and systems, violation of regulations regarding data protection and/or other regulations, exposure to litigation, fines, sanctions or interventions, loss of confidence in the Group’ s security measures, damage to its reputation, reimbursements and compensation, and additional regulatory compliance expenses and could have a significant adverse impact on the Group’ s business, financial condition and results of operations.
Legal risks: The financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are frequently party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework in the jurisdictions in which the Group operates is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. Legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
There are also claims before the Spanish courts challenging the validity of certain revolving credit card agreements. Rulings in these types of proceedings, whether against the Bank or other financial institutions, could negatively affect the Group.
Additionally, in relation to the ESG area, factors that may affect these new business, operational and legal risks have been identified (see "Environmental, social and governance ("ESG") risks may adversely affect the Group").
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of December 31, 2024, the Group had €791 million in provisions for the proceedings it is facing (included in the line "Provisions for taxes and other legal contingencies" in the consolidated balance sheet) (see Note 24), of which €610 million correspond to legal contingencies and €181 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because the probability of an unfavorable outcome for the Group is estimated to be remote, or because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from the resolution of these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or which may otherwise affect the Group, whether individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (“Cenyt”). Such investigation includes the provision of services by Cenyt to BBVA. On July 29, 2019, BBVA was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could constitute bribery, revelation of secrets and corruption. Certain current and former officers and employees of the Group, as well as former directors, have also been named as investigated parties in connection with this investigation. Since the beginning of the investigation, BBVA has been proactively collaborating with the Spanish judicial authorities, including sharing with the courts information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts.
By order of the Criminal Chamber of the National High Court, the pre-trial phase ended on January 29, 2024. On June 20, 2024, the Judge issued an order authorizing the continuation of abbreviated criminal proceedings against the Bank and certain current and former officers and employees of the Bank, as well as against some former directors, for alleged facts which could constitute bribery and revelation of secrets. It is not possible at this time to predict the possible outcomes or implications for the Group of this matter, including any fines, damages or harm to the Group’s reputation caused thereby.
Environmental, social and governance (ESG) risks may adversely impact the Group
ESG factors present risks associated with (i) climate change, including physical risks and transition risks (linked, among others, to changes in regulations, technologies, and market preferences associated with the transition to a less carbon-dependent economy); (ii) other environmental factors, such as biodiversity loss, water stress and other nature-related factors; (iii) social factors, such as human rights, inclusion, diversity and workplace safety; and (iv) corporate governance matters, such as the governance of environmental and social risks.
ESG risks include short, medium and long-term risks that may adversely affect the Group and its customers or counterparties. Such risks are expected to increase and/or evolve over time.
Among others, they include the following:
– Physical risks. The activities of the Group or those of its customers or counterparties could be adversely affected by the physical risks (including acute and chronic) arising from climate change or other environmental challenges. For example, extreme weather events may damage or destroy properties and other assets of the Group or those of its customers or counterparties, make the insurance against certain risks more expensive or unfeasible, result in increased costs, or otherwise disrupt their respective operations (for example, if supply chains are disrupted as a result), diminishing –in the case of the Group’s customers or counterparties - their repayment capacity and, if applicable, the value of assets granted as collateral to the Group. The Group is also exposed to potential long-term physical risks arising from climate change and other environmental challenges, such as any ensuing deterioration in economic conditions that results in credit-related costs, or potential impacts on the Group’s assets and operations. The Group could also be required to change its business models in response to the foregoing.
– Legal and regulatory risks. Legal and regulatory changes related to how banks are required to manage climate and other ESG risks or otherwise affecting banking practices or disclosure of information may result in higher compliance, operational and credit risks and costs. The Group’s customers and counterparties may be exposed to similar risks. Further, legal and regulatory changes may result in legal uncertainty and the existence of overlapping or conflicting regulatory or other requirements. They may also give rise to regulatory asymmetries whereby some persons, including the Group and its customers and counterparties, are more heavily regulated than others, placing such persons at a disadvantage. The Group or its customers or counterparties may be unable to meet any new requirements on a timely basis or at all, including new product and service specifications, governance frameworks and practices and disclosure requirements and standards. In addition, in the case of banks, new regulation could include requirements related to lending, investing, capital and liquidity adequacy and operational resilience. The incorporation of ESG risks in the existing prudential framework is still developing and may result in increased risk weighting of certain assets. Moreover, there are significant risks and uncertainties inherent in the development of adequate risk assessment and modelling capabilities with respect to ESG-related matters and the collection of customer, third party and other data, which may result in the Group’s systems or frameworks (or those of its customers and counterparties, where applicable) being inadequate, inaccurate or susceptible to incorrect customer, third party or other data, any of which could adversely affect the Group’s disclosure and financial reporting. Further, increased regulation arising from climate change and other ESG-related challenges could result in increased litigation by different stakeholders (including non-governmental organizations (NGOs)) and regulatory investigations and actions.
– Technological risks. Certain of the Group’s customers and counterparties may be adversely affected by the progressive transition to a low-carbon economy and/or risks and costs associated with new low-carbon technologies. If the Group’s customers and counterparties fail to adapt to the transition to a low-carbon economy, or if the costs of doing so adversely affect their creditworthiness, this could adversely affect the Group’s relevant loan portfolios.
– Market risks. The Group and certain of the Group’s customers and counterparties may be adversely affected by changes in market preferences due to, among others, increased ESG awareness. Further, the funding costs of businesses that are perceived to be more exposed to climate change or to other ESG-related risks could increase. Any of this could result in the reduced creditworthiness of such customers and counterparties, adversely affecting the Group’s relevant loan portfolios. The Group and its customers and counterparties could also be adversely affected by changes in prices resulting from shifts in demand or supply brought by climate change or other ESG-related factors, including prices of energy and raw materials, or by their inability to foresee or hedge any such changes.
– Reputational risks. The perception of climate change and other ESG-related challenges as a risk by society, shareholders, customers, governments and other stakeholders (including NGOs) continues to increase, including in relation to the financial sector’s activities. This may result in increased scrutiny of the Group’s activities, as well as its ESG-related policies, goals, disclosures or communications. The Group’s reputation and ability to attract or retain customers may be harmed if its efforts to reduce ESG-related risks are deemed to be insufficient or if a perception is generated among the different stakeholders that the Group’s statements, actions or disclosure do not fairly reflect the underlying sustainability profile of the Group, its products, services, goals and/or policies. At the same time, the Group may refrain from undertaking lending or investing activities or other services that would otherwise have been profitable in order to fulfill its obligations or avoid reputational harm. Further, divergent views on ESG policies may also have a negative impact on the Group’s reputation. Increased scrutiny of the Group’s activities, as well as its ESG-related policies, goals and disclosure may result in litigation and investigations and supervisory actions (including potential greenwashing claims). The Group has disclosed certain aspirational ESG-related goals and such goals, which are being pursued over the long-term, may prove to be considerably more costly or difficult than currently expected, or even impossible, to achieve, including as a result of changes in regulation and policy, the pace of technological change and innovation and the actions of governments and the Group’s customers and competitors. Potential greenwashing claims arising from ESG-related statements, disclosure and/or actions of the Group may also give rise to reputational risks.
Any of these factors may have a material adverse effect on the Group’s business, financial condition and results of operations.
Credit risk
Credit risk is the potential loss assumed by the Group as a result of the failure by the Group´s counterparties to meet their contractual obligations.
The general principles governing credit risk management in the BBVA Group are:
–Risks taken should comply with the general risk policy established by the Board of Directors of BBVA.
–Risks taken should be in line with the level of equity and generation of recurring revenue of the BBVA Group prioritizing risk diversification and avoiding relevant concentrations.
–Risks taken should be identified, measured and assessed and there should be management and monitoring procedures, in addition to mitigation and control mechanisms.
–Risks should be managed in a prudent and integrated manner during their life cycle and their treatment should be based on the type of risk. In addition, portfolios should be actively managed on the basis of a common metric (economic capital).
–The main criterion when granting credit risks is the capability of the borrower or obligor to fulfill on a timely basis all financial obligations with its business income or source of income without depending upon guarantors, bondsmen or pledged assets.
–Improve the financial health of our clients, help them in their decision making and in the daily management of their finances based on personalized advice.
–Help our clients in the transition towards a sustainable future, with a focus on climate change and inclusive and sustainable social development.
Credit risk management in the Group has an integrated structure for all its functions, allowing decisions to be taken objectively and independently throughout the life cycle of the risk.
–At Group level: frameworks for action and standard rules of conduct are defined for handling risk, specifically, the channels, procedures, structure and supervision.
–At the business area level: they are responsible for adapting the Group's criteria to the local realities of each geographical area and for direct management of risk according to the decision-making channel:
a.Retail risks: in general, the decisions are formalized according to the scoring tools, within the general framework for action of each business area, with regard to risks. The changes in weighting and variables of these tools must be validated by the Global Risk Management (hereinafter "GRM") area.
b.Wholesale risks: in general, the decisions are formalized by each business area within its general framework for action with regard to risks, which incorporates the delegation rule and the Group's corporate policies.
The risk function has a decision-making process supported by a structure of committees with a solid governance scheme, which describes their purposes and functioning for a proper performance of their tasks.
In addition, credit risk is affected by climate change risk, mainly through physical and transition risks that may impact the payment capacity of counterparties and the valuation of the collateral used and, therefore, expected credit losses (see "Environmental, social and governance (“ESG”) risks may adversely impact the Group").
In 2024, the Group has begun incorporating climate risk factors into the process of calculating expected credit losses for loan portfolios through statistical models that consider both potential damage to collateral and the effect on customers' ability to pay due to physical and transition risks in the Group's main geographies (Spain, Mexico and Turkey). In particular, transition risk has been assessed using an approach that allows capturing its effect on the probability of default (PD) and the impact on customers' provisions in Stage 2 as well as a transfer of exposures from Stage 1 to Stage 2 for corporate portfolios. For physical risk, an approach has been used that would allow estimating the potential deterioration in the value of collateral (real estate assets in corporate and retail portfolios) and its effect on LGD. As of December 31, 2024, the impact recorded for these risks was not significant. The Group will continue working to incorporate in these models the information available from time to time.
Support measures
In previous years, the Group reported information on the support measures that it provided to its customers under various legislative and sectorial initiatives. These measures included, in particular, those related to the COVID-19 pandemic, which affected several countries and geographical areas where the Group operates. In Spain, it included measures adopted under Royal Decree-Law 6/2022, to alleviate liquidity tensions due to the increases in energy prices and raw materials. These measures have not had any significant impact on the consolidated financial statements of the BBVA Group as of and for the year ended December 31, 2024.
In addition, in Spain, the Code of Good Practices regulated by Royal Decree-Law 6/2012, as well as its subsequent amendments, establishes a code of good practices to alleviate the impact of the rise in interest rates on mortgage loans for primary residences, adopting other structural measures to improve the loan market. Up to the date of preparation of these Consolidated Financial Statements, the number and amount of operations granted to clients in compliance with this Code of Good Practices remain reduced.
In 2024, these support measures implemented in Spain were supplemented by those introduced by Royal Decree-Law 6/2024, which adopted urgent measures to address the damage caused by the torrential rains and floods - Isolated Depression in High Levels - (DANA) in various Spanish municipalities between October 28 and November 4, 2024, especially in the Valencian Community. These measures include the granting of state-guaranteed financing and payment deferrals for borrowers meeting specific requirements. The BBVA Group is facilitating the channelling of this financing through the so-called "DANA Guarantee Line" and granting payment deferrals in accordance with the provisions of Royal Decree-Law 6/2024. These measures have not had any significant impact on the consolidated financial statements of the BBVA Group as of and for the year ended December 31, 2024.
Measurement of Expected Credit Loss
IFRS 9 requires determining the Expected Credit Loss (hereinafter "ECL") of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, including the time value of money and a forward-looking perspective (including the economic forecast), all this based on the information that is available at a certain point in time and that is reasonable and bearable with respect to future economic conditions.
Therefore, the recognition and measurement of ECL is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into the ECL model.
The modeling of the ECL calculation is subject to a governance system that is common to the entire Group. Within this common framework, each geographical area makes the necessary adaptations to capture its particularities. The methodology, assumptions and observations used by each geographical area are reviewed annually, and after a validation and approval process, the outcome of this review is incorporated into the ECL calculations.
Risk parameters by homogeneous groups
Expected losses can be estimated both individually and collectively. Regarding the collective estimate, the instruments are distributed in homogeneous groups (segments) that share similar risk characteristics. Following the guidelines established by the Group for the development of models under IFRS 9, each geographical area performs the grouping based on the information available, its representativeness or relevance and compliance with the necessary statistical requirements.
Depending on the portfolio or the parameter being estimated, one risk driver or another will apply and different segments will reflect differences in PDs and LGDs. Thus, in each segment, changes in the level of credit risk will respond to the impact of changing conditions on the common range of credit risk drivers. The effect on the Group’s credit risk in response to changes in forward-looking information will be considered as well. Macroeconomic modeling for each segment is carried out using some of the shared risk characteristics.
These segments share credit risk characteristics such that changes in credit risk in a part of the portfolio are not concealed by the performance of other parts of the portfolio. In that sense, the methodology developed for ECL estimation indicates the risk drivers that have to be taken into account for PD segmentation purposes, depending on whether the estimation is for retail or wholesale portfolios.
As an example of the variables that can be taken into consideration to determine the final models, the following stand out:
–PD – Retail: Contractual residual maturity, credit risk scoring, type of product, days past due, forbearance, time on books, time to maturity, nationality of the debtor, sale channel, original term, indicator of credit card activity, percentage of initial drawn balance in credit cards.
–PD – Wholesale: Credit Risk Rating, type of product, watch-list level, forbearance (client), time to maturity, industry sector, updated balance (y/n), written off, grace period.
–LGD – Retail: credit Risk Scoring, segment, type of product, secured / unsecured, type of collateral, sales channel, nationality, business area, debtor’s commercial segment, forbearance (account) EAD (this risk driver could be correlated with the time on books or the LTV so, before including it, an assessment should be done in order to avoid a double counting effect), time on default of the account (for defaulted exposures), geographical location.
–LGD – Wholesale: credit Risk Rating, geographical location, segment, type of product, secured / Unsecured, type of collateral, business area, forbearance (client), debtor’s commercial segment time on default of the deal (for defaulted exposures).
–CCF – Wholesale/retail, percentage of initial drawn balance, debtor’s commercial segment, days past due, forbearance, credit limit activity, time on books.
In the BBVA Group, the expected losses calculated are based on the internal models developed for all the Group's portfolios, unless clients are subject to individualized estimates.
Low Default Portfolios, which include portfolios with high credit quality such as exposures to other credit institutions, sovereign debt or corporates and small client's portfolios with high exposures such as specialized lending or fixed income, are characterized by a low number of defaults, so the Group's historical bases do not contain sufficiently representative information to build impairment models based on them. However, there are external sources of information that, based on broader observations, are capable of providing the necessary inputs to develop models of expected losses. Therefore, based on the rating assigned to these exposures and taking into account the inputs obtained from these sources, the calculations of expected losses are developed internally, including their projection based on the macroeconomic perspectives.
Individual estimation of Expected Credit Losses
The Group periodically and individually reviews the situation and credit rating of its customers, regardless of their classification, taking into consideration the information deemed necessary to do so. It also has procedures in place within the risk management framework to identify the factors that may lead to increased risk and, consequently, to a greater need for provisions.
The monitoring model established by the Group consists of continuously monitoring the risks to which it is exposed, which guarantees their proper classification in the different categories of IFRS 9. The original analysis of the exposures is reviewed through the procedures for updating the rating tools (rating and scoring), which periodically review the financial situation of clients, influencing the classification by stages of exposures.
Within this credit risk management framework, the Group has procedures that seek to guarantee the review, at least annually, of all its wholesale counterparties through the so-called financial programs, which include the current and proposed positioning of the Group with the customer in terms of credit risk. This review is based on a detailed analysis of the client's up-to-date financial situation, which is complemented by other information available in relation to individual perspectives on business performance, industry trends, macroeconomic prospects or other public data. As a result of this analysis, the preliminary rating of the client is obtained, which, after undergoing the internal procedure, can be revised down if deemed appropriate (for example, general economic environment or evolution of the sector). These factors in addition to the information that the client can provide are used to review the ratings even before the scheduled financial plan reviews are conducted if circumstances so warrant.
Additionally, the Group has established procedures to identify wholesale customers in the internal Watch List category, which is defined as that risk in which, derived from an individualized credit analysis, an increase in credit risk is observed, either due to economic or financial difficulties or because they have suffered, or are expected to suffer, adverse situations in their environment, without meeting the criteria for classification as impaired risk. Under this procedure, all a customer's Watch List exposures are considered stage 2 regardless of when they originated, if as a result of the analysis the customer is considered to have significantly increased risk.
Finally, the Group has Workout Committees, both local and corporate, which analyze not only the situation and evolution of significant clients in Watch List and impaired situations, but also those significant clients in which, although not on Watch List, may present some stage 2 rated exposure for a quantitative reason (PD comparison from origination). This analysis is carried out in order to decide if, derived from this situation, all the client's exposures should be considered in the Watch List category, which would imply the migration of all the client's operations to stage 2 regardless of the date on which they originated.
With this, the Group undertakes an individualized review of the credit quality of its wholesale counterparties, identifying the situations in which a change in the risk profile of these clients may have occurred and proceeding, where appropriate, to estimate individualized credit losses. Along with this review, the Group individually estimates the expected losses of those clients whose total exposure exceeds certain thresholds, including those that part of their operations may be classified in stage 1 and part in stage 2. In setting thresholds, each geographical area determines the minimum amount of a client's exposure whose expected losses must be estimated individually taking into account the following:
–For clients with exposures in stage 3. The analysis of clients with total risk above this threshold implies analyzing at least 40% of the total risk of the wholesale portfolio in stage 3. Although the calibration of the threshold is done on the wholesale portfolio, clients of other portfolios must be analyzed if they exceed the threshold, staying in stage 3.
–For all other situations. The analysis of clients with total risk above this threshold implies analyzing at least 20% of the total risk of the Watch List wholesale portfolio. Although the threshold calibration is carried out on the exposure classified as Watch List, wholesale clients or clients belonging to other portfolios that have exposures classified in stage 2 and whose total exposure exceeds the mentioned threshold must be analyzed individually, considering both the exposures classified in stage 1 as in stage 2.
Regarding the methodology for the individual estimation of expected losses, it should be mentioned, firstly, that these are measured as the difference between the asset’s carrying amount and the estimated future cash flows discounted at the financial asset’s effective interest rate.
The estimated recoverable amount should correspond to the amount calculated under the following method:
–the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate; and
–the estimation of the recoverable amount of a collateralized exposure reflects the cash flows that may result from the settlement of the collateral, as well as prospective information the analyst may implicitly include in the analysis.
The estimated future cash flows depend on the type of approach applied, which can be:
–Going concern scenario: when the entity has updated and reliable information about the solvency and ability of payment of the holders or guarantors. The operating cash flows of the debtor, or the guarantor, continue and can be used to repay the financial debt to all creditors. In addition, collateral may be exercised to the extent it does not influence operating cash flows. The following aspects should be taken into account:
a.Future operating cash flows should be based on the financial statements of the debtor.
b.When the projections made on these financial statements assume a growth rate, a constant or decreasing growth rate must be used over a maximum growth period of 3 to 5 years, and subsequently constant cash flows.
c.The growth rate should be based on the analysis of the evolution of the debtor's financial statements or on a sound and applicable business restructuring plan, taking into account the resulting changes in the structure of the company (for example, due to divestments or the interruption of unprofitable lines of business).
d.(Re)-investments that are needed to preserve cash flows should be considered, as well as any foreseeable future cash-flow changes (e.g. if a patent or a long-term loan expires).
e.When the recoverability of the exposure relies on the realization of the disposal of some assets by the debtor, the selling price should reflect the estimated future cash flows that may result from the sale of the assets less the estimated costs associated with the disposal.
–Gone concern scenario: when the entity does not have updated and reliable information, it should consider that the estimation of loan receivable flows is highly uncertain. Estimation should be carried out through the estimation of recoverable amounts from the effective real guarantees received. It will not be admissible as effective guarantees, those whose effectiveness depends substantially on the creditworthiness of the debtor or economic group in which it takes part. Under a gone concern scenario, the collateral is exercised and the operating cash flows of the debtor cease. This could be the case if:
a.The exposure has been past due for a long period. There is a rebuttable presumption that the allowance should be estimated under a gone concern criterion when arrears are greater than 18 months.
b.Future operating cash flows of the debtor are estimated to be low or negative.
c.Exposure is significantly collateralized, and this collateral is central to cash-flow generation.
d.There is a significant degree of uncertainty surrounding the estimation of the future cash flows. This would be the case if the earnings before interest, taxes, depreciation and amortization (EBITDA) of the two previous years had been negative, or if the business plans of the previous years had been flawed (due to material discrepancies in the backtesting).
e.Insufficient information is available to perform a going concern analysis.
Significant increase in credit risk
As indicated in Note 2.2, the criteria for identifying the significant increase in risk are applied consistently throughout the Group, distinguishing between quantitative reasons or by comparison of probabilities of default and qualitative reasons (more than 30 days of default, watch list consideration or non-impaired refinancing).
To manage credit risk, the Group uses all relevant information that is available and that may affect the credit quality of the exposures. This information may come mainly from the internal processes of admission, analysis and monitoring of operations, from the strategy defined by the Group regarding the price of operations or distribution by geographical areas, products or sectors of activity, from the observance of the macroeconomic environment, from market data such as interest rate curves, or prices of the different financial instruments, or from external sources of credit rating.
This set of information is the basis for determining the rating and scoring (see Note 7.2.4 for more information on rating and scoring systems) corresponding to each of the exposures and which are assigned a probability of default (PD) that, as already mentioned, is subject to an annual review process that assesses its representativeness (backtesting) and is updated with new observations. Furthermore, the projection of these PDs over time has been modeled based on macroeconomic expectations, which allows obtaining the probabilities of default throughout the life of the operations.
Based on this common methodology, and in accordance with the provisions of IFRS 9 and the EBA guidelines on credit risk management practices, each geographical area has established absolute and relative thresholds for identifying whether the expected changes in the probabilities of default have increased significantly compared to the initial moment, adapted to the particularities of each one of them in terms of origination levels, product characteristics, distribution by sectors or portfolios, and macroeconomic situation. To establish the aforementioned thresholds, a series of general principles are considered, such as:
–Uniformity: Based on the rating and scoring systems that, in a homogeneous manner, are implemented in the Group's units.
–Stability: The thresholds must be established to identify the significant increase in risk produced in exposures since their initial recognition and not only to identify those situations in which it is already foreseeable that they will reach the level of impairment. For this reason, it is to be expected that of the total exposures there will always be a representative group for which said increased risk is identified.
–Anticipation: The thresholds must consider the identification of the increased risk in advance with respect to the recognition of the exposures as impaired or even before a real default occurs. The calibration of the thresholds should minimize the cases in which the instruments are classified in stage 3 without having previously been recognized as stage 2.
–Indicators or metrics: It is expected that the classification of the exposures in stage 2 will have sufficient permanence to be able to develop an anticipatory management plan with respect to them before, where applicable, they end up migrating to stage 3.
–Symmetry: IFRS 9 provides for a symmetric treatment both to identify the significant increase in risk and to identify that it has disappeared, so the thresholds also work to improve the credit classification of exposures. In this sense, it is expected that the cases in which the exhibitions that improve from stage 3 are directly classified into stage 1 will be minimal.
–The identification of the significant increase in risk from the comparison of the probabilities of default should be the main reason why exposures in stage 2 are recognized.
Specifically, a contract will be transferred to stage 2 when the following two conditions are met by comparing the current PD values and the origination PD values:
(Current PD) / (Origination PD) - 1*100 >Relative Threshold (%) and
Current PD – Origination PD > Absolute threshold (bps)
These absolute and relative thresholds are consistently established for each geographical area and for each portfolio, taking into account their particularities and based on the principles described. The thresholds set by each geographical area are included within the annual review process and, generally speaking, are in the range of 130% to 250% for the relative threshold and from 30 to 100 basis points for the absolute threshold. Specifically, in BBVA, S.A.'s wholesale portfolio the relative threshold is from 180% to 200% and the absolute threshold ranges from 30 to 100 basis points; in the retail portfolio the relative threshold is 200% while the absolute threshold ranges between 50 and 100 basis points. For BBVA Mexico, the relative threshold for the wholesale portfolio is between 180% and 200% and the absolute threshold is between 30 basis points and 80 basis points. For the majority of the retail portfolio, the relative threshold is in the range of 170% and 250% and the absolute threshold between 10 and 100 basis points.
The establishment of absolute and relative thresholds, as well as their different levels, comply with the provisions of IFRS 9 when it indicates that a certain change, in absolute terms, in the risk of a default will be more significant for a financial instrument with a lower initial risk of default compared to a financial instrument with higher initial risk of default.
For existing contracts before the implementation of IFRS 9, given the limitations in the information available on them, the thresholds are calibrated based on the PDs obtained from the prudential or economic models for calculating capital.
Risk Parameters Adjusted by Macroeconomic Scenarios
Expected Credit Loss (ECL) must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, also including forward-looking macroeconomic information. BBVA uses the typical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.
BBVA methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:
–Step 1: Analysis and transformation of time series data.
–Step 2: For each dependent variable find conditional forecasting models that are economically consistent.
–Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their forecasting capacity.
How economic scenarios are reflected in the calculation of ECL
The forward looking component is added to the calculation of the ECL through the introduction of macroeconomic scenarios as an input. Inputs highly depend on the particular combination of region and portfolio, so inputs are adapted to available data regarding each of them.
Based on economic theory and analysis, the main indicators most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD and EAD) are:
–The net income of families, corporates or public administrations.
–The outstanding payment amounts on the principal and interest on the financial instruments.
–The value of the collateral assets pledged to the loan.
BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by BBVA Research.
Only a single specific indicator for each of the three categories can be used and only one of the following core macroeconomic indicators should be chosen as first option:
–The real GDP growth for the purpose of conditional forecasting can be seen as the only “factor” required for capturing the influence of all potentially relevant macro-financial scenarios on internal PDs and LGD.
–The most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate) or exchange rates expressed in real terms.
–A comprehensive and representative index of the price of real estate properties expressed in real terms in the case of mortgage loans and a representative and real term index of the price of the relevant commodity for corporate loan portfolios concentrated in exporters or producers of such commodity.
Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.
Multiple scenario approach
IFRS 9 requires calculating an unbiased probability weighted measurement of ECL by evaluating a range of possible outcomes, including forecasts of future economic conditions.
BBVA Research produces forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the Group, such as budgeting, ICAAP (Internal Capital Adequacy Assessment Process) and Risk Appetite Framework, stress testing, etc.
Additionally, BBVA Research produces alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.
Alternative macroeconomic scenarios
–For each of the macro-financial variables, BBVA Research produces three scenarios.
–BBVA Research tracks, analyzes and forecasts the economic environment to provide a consistent forward looking assessment about the most likely scenario and risks that impact BBVA’s footprint. To build economic scenarios, BBVA Research combines official data, econometric techniques and expert judgment.
–Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.
–The non-linearity overlay is defined as the ratio between the probability-weighted ECL under the alternative scenarios and the baseline scenario, where the scenario’s probability depends on the distance of the alternative scenarios from the base one.
–BBVA Group establishes equally weighted scenarios, being the probability 34% for the baseline scenario, 33% for the unfavorable alternative scenario and 33% for the favorable alternative scenario.
The approach in the BBVA Group consists on using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting, etc.) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios. This effect is calculated taking into account the average weight of the expected loss determined for each scenario.
It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear.
On the other hand, the BBVA Group also takes into account the range of possible scenarios when defining its significant increase in credit risk. Thus, the PDs used in the quantitative process to identify the significant increase in credit risk will be those that result from making a weighted average of the PDs calculated under the three scenarios.
Macroeconomic scenarios
The forward-looking information incorporated in the calculation of expected losses is in line with the macroeconomic perspectives published by BBVA Research, which are quarterly updated.
BBVA Research forecasts a maximum of five years for the macroeconomic variables. The following forecasts (positive base and negative scenarios) of the GDP growth, unemployment rate and House Price Index (HPI), for the most relevant countries where they represent a significant factor, provided by BBVA Research, were used for the calculation of the ECL as of December 31, 2024:

Positive scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	3.13%	10.97%	3.01%	1.25%	2.75%	4.57%	3.25%	8.79%
2025	3.48%	8.78%	5.55%	2.48%	3.04%	4.85%	5.97%	9.89%
2026	5.02%	8.17%	6.98%	3.87%	3.03%	4.38%	8.35%	9.27%
2027	6.65%	7.64%	7.96%	3.54%	2.89%	4.82%	6.76%	8.80%
2028	7.05%	7.21%	7.69%	3.58%	2.77%	5.12%	5.88%	8.81%
2029	6.70%	6.96%	6.81%	3.52%	2.73%	5.46%	5.51%	8.96%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	3.12%	6.59%	(3.66) %	10.37%	2.16%	10.20%
2025	3.45%	6.55%	7.37%	8.67%	4.09%	10.07%
2026	4.15%	6.44%	8.83%	7.13%	4.68%	9.72%
2027	4.12%	6.31%	8.54%	5.92%	4.23%	9.11%
2028	3.70%	6.20%	8.60%	5.05%	4.21%	8.55%
2029	3.57%	6.12%	8.44%	4.50%	4.22%	7.95%

Base scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	3.09%	11.43%	2.99%	1.24%	2.75%	4.57%	3.18%	8.80%
2025	2.29%	10.75%	4.32%	0.99%	3.13%	4.85%	2.48%	10.46%
2026	1.69%	10.35%	2.99%	1.64%	3.25%	4.21%	4.52%	10.73%
2027	1.86%	9.95%	2.24%	1.70%	3.17%	4.23%	4.18%	10.58%
2028	1.80%	9.55%	1.61%	1.87%	3.08%	4.36%	4.11%	10.52%
2029	1.80%	9.25%	1.41%	1.87%	3.04%	4.55%	4.01%	10.51%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	3.10%	6.59%	(3.76) %	10.38%	1.96%	10.20%
2025	2.67%	6.59%	5.48%	8.80%	2.49%	10.34%
2026	2.70%	6.57%	4.47%	7.55%	3.19%	10.26%
2027	2.75%	6.52%	3.48%	6.58%	2.92%	9.81%
2028	2.45%	6.47%	3.54%	5.85%	2.96%	9.36%
2029	2.41%	6.42%	3.48%	5.35%	2.99%	8.86%

Negative scenario of GDP, unemployment rate and HPI for the main geographical areas

	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2024	3.05%	11.88%	2.97%	1.20%	2.75%	4.56%	3.13%	8.80%
2025	1.18%	12.71%	3.15%	(0.16) %	3.20%	4.86%	0.41%	10.79%
2026	(1.30) %	12.50%	(0.53) %	(0.20) %	3.43%	4.07%	1.59%	11.71%
2027	(2.50) %	12.24%	(2.81) %	0.14%	3.41%	3.76%	2.37%	11.83%
2028	(3.11) %	11.88%	(3.87) %	0.40%	3.34%	3.72%	3.21%	11.67%
2029	(2.86) %	11.53%	(3.55) %	0.42%	3.32%	3.79%	3.18%	11.47%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2024	2.92%	6.60%	(3.93) %	10.38%	1.77%	10.21%
2025	0.56%	6.73%	2.46%	9.02%	0.30%	10.68%
2026	0.43%	6.85%	(0.60) %	8.10%	0.93%	11.04%
2027	0.63%	6.90%	(1.79) %	7.35%	1.16%	10.81%
2028	0.46%	6.93%	(1.53) %	6.73%	1.36%	10.49%
2029	0.51%	6.95%	(1.41) %	6.25%	1.44%	10.09%
The estimate for the next five years of the following rates, used in the measurement of the expected loss as of December 31, 2023, consistent with the latest estimates made public at that date, was:

Positive scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	2.52%	11.84%	(1.61) %	3.62%	2.80%	5.44%	5.54%	9.31%
2024	2.12%	10.32%	0.89%	3.79%	3.11%	4.98%	7.11%	8.82%
2025	2.70%	9.58%	2.96%	2.68%	3.07%	4.41%	4.33%	9.86%
2026	2.55%	8.81%	2.11%	2.67%	3.04%	4.14%	3.92%	10.68%
2027	2.34%	8.22%	2.14%	2.76%	2.99%	4.20%	3.58%	10.95%
2028	2.13%	7.67%	1.88%	2.85%	2.87%	5.09%	3.58%	11.01%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	0.33%	6.85%	(1.82) %	8.05%	1.59%	10.06%
2024	4.57%	6.63%	0.42%	9.46%	2.80%	10.99%
2025	4.22%	6.54%	6.93%	9.23%	2.59%	11.27%
2026	2.88%	6.35%	3.13%	8.34%	3.03%	11.03%
2027	2.72%	6.32%	2.11%	7.23%	3.24%	10.35%
2028	2.51%	6.28%	2.13%	6.11%	3.42%	9.90%

Base scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	2.36%	12.13%	(1.93) %	3.40%	2.82%	5.47%	4.46%	9.63%
2024	1.48%	11.80%	(0.92) %	2.91%	3.27%	4.90%	3.50%	10.28%
2025	2.47%	11.20%	1.94%	2.41%	3.25%	4.24%	3.54%	10.85%
2026	2.53%	10.40%	1.74%	2.60%	3.18%	4.14%	3.79%	11.05%
2027	2.34%	9.63%	1.69%	2.74%	3.11%	4.18%	3.46%	11.15%
2028	2.13%	8.98%	1.43%	2.83%	2.99%	5.07%	3.46%	11.20%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	(0.36) %	6.88%	(3.01) %	8.28%	1.24%	10.11%
2024	1.99%	6.82%	(4.04) %	10.48%	1.47%	11.25%
2025	3.48%	6.77%	5.95%	10.15%	2.33%	11.56%
2026	2.88%	6.55%	3.03%	8.95%	3.03%	11.32%
2027	2.72%	6.50%	1.98%	7.70%	3.24%	10.60%
2028	2.51%	6.46%	2.00%	6.60%	3.42%	10.09%

Negative scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	2.21%	12.40%	(2.28) %	3.20%	2.85%	5.49%	3.37%	9.94%
2024	0.86%	13.23%	(2.54) %	2.04%	3.45%	4.73%	(0.33) %	11.73%
2025	2.25%	12.77%	1.00%	2.13%	3.43%	4.03%	2.58%	11.92%
2026	2.48%	11.98%	1.22%	2.53%	3.33%	4.00%	3.71%	11.43%
2027	2.30%	11.34%	0.93%	2.70%	3.25%	4.18%	3.39%	11.32%
2028	2.09%	10.57%	0.67%	2.79%	3.13%	5.07%	3.39%	11.36%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	(1.04) %	6.91%	(4.16) %	8.49%	0.87%	10.15%
2024	(0.60) %	7.03%	(8.75) %	11.46%	0.15%	11.51%
2025	2.73%	7.02%	4.77%	11.04%	2.03%	11.84%
2026	2.88%	6.77%	2.92%	9.54%	3.03%	11.59%
2027	2.72%	6.71%	1.82%	8.17%	3.24%	10.90%
2028	2.51%	6.66%	1.85%	7.08%	3.42%	10.29%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and the House Price Index have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact of the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in expected loss is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued: or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD and LGD) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario. The variation in the expected loss for the Group and the main portfolios and geographical areas is shown below:

Expected loss variation as of December 31, 2024

	BBVA Group				Spain			Mexico				Turkey
GDP	Total Portfolio	Retail	Companies	Debt securities	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
- 100 bps	153	135	17	1	28	8	20	74	2	72	32	5	27
+100 bps	(170)	(145)	(20)	(1)	(26)	(8)	(18)	(92)	(3)	(89)	(33)	(9)	(21)
Housing price
- 100 bps							28
+100 bps							(27)

Expected loss variation as of December 31, 2023

	BBVA Group				Spain			Mexico			Turkey
GDP	Total Portfolio	Retail	Companies	Debt securities	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
- 100 bps	222	188	28	2	61	14	47	94	2	92	22	9	11
+100 bps	(191)	(165)	(23)	(2)	(58)	(13)	(45)	(89)	(2)	(87)	(21)	(9)	(11)
Housing price
- 100 bps							32
+100 bps							(32)
Additional adjustments to expected loss measurement
The Group periodically reviews its individual estimates and its models for the collective estimate of expected losses as well as the effect of macroeconomic scenarios on them. In addition, the Group may supplement such expected losses to account for the effects that may not be included, either by considering additional risk factors, or by the incorporation of sectorial particularities or particularities that may affect a set of operations or borrowers, following a formal internal approval process established for this purpose, including the relevant Global Risk Management Committee (among the GRMC committees).
As of December 31, 2023, €227 million were recorded as adjustments in Spain due to the review of the Loss Given Default (LGD) of certain specific operations considered unlikely to pay mainly related to the mortgage portfolio, and €25 million in adjustments were recorded at a contract level in Turkey, due to the reclassification to Stage 2 of the credit exposure recorded in the five cities most affected by the February 2023 earthquake.
As of December 31, 2024, adjustments totaled €33 million at a Group level, and were the result of (i) new adjustments recorded in Spain as result of the damage caused by the torrential rains and floods - Isolated Depression at High Levels (DANA) - in different Spanish municipalities between October 28 and November 4, 2024; (ii) the elimination of the adjustments related to Spain referred to in the preceding paragraph, given that the criteria for making such adjustments was incorporated as part of the Group´s models for estimating expected loss, following the annual exercise of parameter recalibration for estimating expected loss; and (iii) the elimination of the adjustments related to Turkey referred to in the preceding paragraph due to the evolution of payment behavior of borrowers in the affected area.
Credit risk exposure
BBVA Group’s credit risk exposure by headings in the consolidated balance sheets as of December 31, 2024, 2023 and 2022 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by category of financial instruments:

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2024	Stage 1	Stage 2	Stage 3
Financial assets held for trading		72,945
Equity instruments	10	6,760
Debt securities	10	27,955
Loans and advances	10	38,230
Non-trading financial assets mandatorily at fair value through profit or loss		10,546
Equity instruments	11	9,782
Debt securities	11	407
Loans and advances	11	358
Financial assets designated at fair value through profit or loss	12	836
Derivatives (trading and hedging)		53,229
Financial assets at fair value through other comprehensive income		59,115
Equity instruments	13	1,451
Debt securities		57,639	55,315	2,309	16
Loans and advances to credit institutions	13	25	25	—	—
Financial assets at amortized cost		514,086	467,910	31,930	14,246
Debt securities		59,070	58,887	149	34
Loans and advances to central banks		8,261	8,261	—	—
Loans and advances to credit institutions		22,668	22,658	8	2
Loans and advances to customers		424,087	378,104	31,772	14,211
Total financial assets risk		710,757
Total loan commitments and financial guarantees		262,233	253,291	8,150	791
Loan commitments given	33	188,515	182,830	5,524	160
Financial guarantees given	33	22,503	21,513	798	192
Other commitments given	33	51,215	48,948	1,828	439
Total maximum credit exposure		972,990

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2023	Stage 1	Stage 2	Stage 3
Financial assets held for trading		106,749
Equity instruments	10	4,589
Debt securities	10	28,569
Loans and advances	10	73,590
Non-trading financial assets mandatorily at fair value through profit or loss		8,737
Equity instruments	11	7,963
Debt securities	11	484
Loans and advances	11	290
Financial assets designated at fair value through profit or loss	12	955
Derivatives (trading and hedging)		48,747
Financial assets at fair value through other comprehensive income		62,289
Equity instruments	13	1,217
Debt securities		61,047	60,255	771	21
Loans and advances to credit institutions	13	26	26	—	—
Financial assets at amortized cost		463,130	410,590	38,061	14,478
Debt securities		49,544	49,403	108	32
Loans and advances to central banks		7,176	7,176	—	—
Loans and advances to credit institutions		17,498	17,478	18	2
Loans and advances to customers		388,912	336,533	37,935	14,444
Total financial assets risk		690,606
Total loan commitments and financial guarantees		214,283	204,842	8,411	1,030
Loan commitments given	33	152,868	147,376	5,326	165
Financial guarantees given	33	18,839	17,612	998	229
Other commitments given	33	42,577	39,854	2,087	636
Total maximum credit exposure		904,889

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2022 ⁽¹⁾	Stage 1	Stage 2	Stage 3
Financial assets held for trading		70,763
Equity instruments	10	4,404
Debt securities	10	24,367
Loans and advances	10	41,993
Non-trading financial assets mandatorily at fair value through profit or loss		6,888
Equity instruments	11	6,511
Debt securities	11	129
Loans and advances	11	247
Financial assets designated at fair value through profit or loss	12	913
Derivatives (trading and hedging)		53,101
Financial assets at fair value through other comprehensive income		65,497
Equity instruments	13	1,198
Debt securities		64,273	63,425	822	26
Loans and advances to credit institutions	13	26	26	—	—
Financial assets at amortized cost		425,803	378,407	33,873	13,523
Debt securities		36,730	36,463	237	30
Loans and advances to central banks		4,420	4,420	—	—
Loans and advances to credit institutions		16,066	15,997	69	—
Loans and advances to customers		368,588	321,528	33,568	13,493
Total financial assets risk		622,965
Total loan commitments and financial guarantees		192,568	181,427	9,993	1,147
Loan commitments given	33	136,920	130,459	6,283	177
Financial guarantees given	33	16,511	15,214	1,015	281
Other commitments given	33	39,137	35,753	2,695	689
Total maximum credit exposure		815,533
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).

The maximum credit exposure presented in the table above is determined by type of financial asset as explained below:
–In the case of financial instruments recognized in the consolidated balance sheets, exposure to credit risk is considered equal to its carrying amount (not including loss allowances) with the only exception of trading and hedging derivatives.
–The maximum credit risk exposure on financial commitments and guarantees granted is the maximum that the Group would be liable for if these guarantees were called in, or the higher amount pending to be disposed from the customer in the case of commitments.
–The calculation of risk exposure for derivatives is based on the sum of two factors: the derivatives fair value and their potential risk (or "add-on").
As of December 31, 2024, there are no financial assets classified as purchased or originated credit impaired in the consolidated balance sheets of the BBVA Group.
The breakdown by geographical area and stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers as of December 31, 2024, 2023 and 2022 is shown below:

December 2024 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (1)	232,185	208,969	15,637	7,579	(4,684)	(543)	(631)	(3,510)	227,501	208,426	15,006	4,069
Mexico	91,717	83,053	6,147	2,517	(3,055)	(1,210)	(542)	(1,303)	88,662	81,843	5,605	1,214
Turkey (2)	50,083	42,708	5,534	1,841	(1,784)	(243)	(390)	(1,151)	48,299	42,465	5,144	690
South America (3)	48,897	42,204	4,431	2,262	(2,079)	(393)	(283)	(1,403)	46,818	41,811	4,148	860
Others	1,205	1,170	23	12	(9)	—	(1)	(7)	1,197	1,170	22	4
Total (4)	424,087	378,104	31,772	14,211	(11,611)	(2,389)	(1,847)	(7,374)	412,477	375,715	29,925	6,837
Of which: individual					(1,532)	(13)	(321)	(1,197)
Of which: collective					(10,079)	(2,376)	(1,526)	(6,177)
(1) Spain includes all countries where BBVA, S.A. operates.
(2) Turkey includes all countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2024, the remaining balance was €107 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the relevant instruments or value corrections are made when the losses materialize.

December 2023 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (1)	214,522	183,503	22,953	8,066	(4,593)	(503)	(714)	(3,375)	209,929	183,000	22,239	4,690
Mexico	91,086	81,619	6,995	2,472	(3,049)	(1,097)	(620)	(1,332)	88,037	80,522	6,375	1,140
Turkey (2)	39,058	34,105	3,234	1,719	(1,641)	(167)	(314)	(1,160)	37,416	33,938	2,920	559
South America (3)	43,151	36,237	4,738	2,176	(1,976)	(319)	(377)	(1,280)	41,175	35,918	4,362	896
Others	1,094	1,069	15	11	(10)	—	(1)	(8)	1,085	1,068	14	2
Total (4)	388,912	336,533	37,935	14,444	(11,269)	(2,087)	(2,026)	(7,156)	377,643	334,446	35,909	7,287
Of which: individual					(1,665)	(15)	(471)	(1,179)
Of which: collective					(9,604)	(2,072)	(1,555)	(5,977)
(1) Spain includes all countries where BBVA, S.A. operates.
(2) Turkey includes all countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2023 the remaining balance was €142 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the relevant instruments or value corrections are made when the losses materialize.

December 2022 ⁽¹⁾ (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain ⁽²⁾	214,066	186,977	19,621	7,468	(4,860)	(518)	(759)	(3,583)	209,206	186,459	18,862	3,885
Mexico	73,729	66,448	5,342	1,939	(2,496)	(955)	(475)	(1,066)	71,233	65,494	4,866	873
Turkey ⁽³⁾	39,547	32,755	4,436	2,356	(2,105)	(224)	(358)	(1,523)	37,443	32,531	4,078	833
South America ⁽⁴⁾	40,199	34,312	4,166	1,721	(1,768)	(318)	(345)	(1,105)	38,431	33,994	3,821	615
Others	1,047	1,035	3	9	(8)	—	—	(7)	1,039	1,035	3	2
Total ⁽⁵⁾	368,588	321,528	33,568	13,493	(11,237)	(2,014)	(1,938)	(7,284)	357,351	319,513	31,629	6,208
Of which: individual					(2,164)	(21)	(604)	(1,539)
Of which: collective					(9,073)	(1,994)	(1,334)	(5,745)
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
(2) Spain includes all countries where BBVA, S.A. operates.
(3) Turkey includes all countries in which Garanti BBVA operates.
(4) In South America, BBVA Group operates mainly in Argentina, Colombia, Peru and Uruguay.
(5) The amount of the accumulated allowances includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2022 the remaining balance was €190 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the operations or are applied to the value corrections when the losses materialize.
The breakdown by counterparty of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by stages of loans and advances to customers as of December 31, 2024, 2023 and 2022 is shown below:

December 2024 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	22,133	21,982	125	26	(23)	(8)	(7)	(8)	22,111	21,974	118	18
Other financial corporations	17,524	17,040	471	12	(26)	(13)	(5)	(9)	17,497	17,027	467	4
Non-financial corporations	197,521	179,727	12,780	5,014	(4,134)	(639)	(636)	(2,859)	193,386	179,087	12,143	2,156
Households	186,910	159,355	18,396	9,158	(7,427)	(1,729)	(1,199)	(4,499)	179,483	157,627	17,197	4,659
Loans and advances to customers	424,087	378,104	31,772	14,211	(11,611)	(2,389)	(1,847)	(7,374)	412,477	375,715	29,925	6,837

December 2023 (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	23,294	23,105	164	25	(29)	(9)	(12)	(7)	23,265	23,096	152	18
Other financial corporations	13,271	13,072	187	12	(20)	(9)	(4)	(7)	13,251	13,062	183	6
Non-financial corporations	175,337	154,519	15,299	5,520	(4,274)	(517)	(795)	(2,962)	171,063	154,002	14,503	2,558
Households	177,009	145,837	22,286	8,886	(6,946)	(1,552)	(1,214)	(4,180)	170,063	144,285	21,071	4,706
Loans and advances to customers	388,912	336,533	37,935	14,444	(11,269)	(2,087)	(2,026)	(7,156)	377,643	334,446	35,909	7,287

December 2022 ⁽¹⁾ (Millions of Euros)
	Gross exposure				Accumulated allowances				Net amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Public administrations	20,922	20,582	302	38	(30)	(8)	(11)	(11)	20,892	20,574	291	27
Other financial corporations	12,802	12,548	238	17	(37)	(15)	(12)	(10)	12,765	12,533	226	6
Non-financial corporations	170,929	149,501	15,087	6,340	(5,495)	(675)	(991)	(3,829)	165,433	148,826	14,096	2,511
Households	163,936	138,896	17,941	7,098	(5,675)	(1,316)	(925)	(3,434)	158,261	137,580	17,017	3,663
Loans and advances to customers	368,588	321,528	33,568	13,493	(11,237)	(2,014)	(1,938)	(7,284)	357,351	319,513	31,629	6,208
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).

The breakdown by type of counterparty and product, net of loss allowances, and the gross carrying amount by type of counterparty as of December 31, 2024, 2023 and 2022 is shown below:

December 2024 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	8	—	59	3,140	2,099	5,307	5,521
Credit card debt	—	1	—	3	2,268	25,449	27,721	29,669
Commercial debtors		1,077	71	1,244	29,247	125	31,764	32,023
Finance leases	—	171	—	11	9,672	270	10,125	10,364
Reverse repurchase loans	—	219	9,157	44	—	—	9,420	9,422
Other term loans	7,803	20,519	7,529	11,771	148,167	151,313	347,102	356,002
Advances that are not loans	452	117	5,960	4,365	1,084	353	12,330	12,397
LOANS AND ADVANCES	8,255	22,111	22,719	17,497	193,579	179,610	443,769	455,399
By secured loans
Of which: mortgage loans collateralized by immovable property		245	—	680	29,307	97,627	127,860	130,633
Of which: other collateralized loans	—	6,059	9,628	530	10,996	2,648	29,861	30,129
By purpose of the loan
Of which: credit for consumption						67,446	67,446	72,447
Of which: lending for house purchase						98,570	98,570	100,218
By subordination
Of which: project finance loans					6,669		6,669	6,901

December 2023 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	73	1,933	1,028	3,040	3,175
Credit card debt	—	1	—	2	1,927	20,959	22,890	24,454
Commercial debtors		960	76	586	23,462	88	25,171	25,346
Finance leases	—	225	—	12	8,940	285	9,463	9,714
Reverse repurchase loans	1,345	—	5,786	92	—	—	7,223	7,234
Other term loans	4,878	21,662	5,329	9,300	134,024	147,491	322,683	331,813
Advances that are not loans	927	412	6,312	3,186	956	324	12,116	12,164
LOANS AND ADVANCES	7,151	23,265	17,502	13,251	171,241	170,175	402,586	413,901
By secured loans
Of which: mortgage loans collateralized by immovable property		271	—	526	24,829	96,772	122,397	125,328
Of which: other collateralized loans	1,347	6,933	4,558	465	10,938	2,430	26,671	26,963
By purpose of the loan
Of which: credit for consumption						59,892	59,892	64,303
Of which: lending for house purchase						97,555	97,555	99,224
By subordination
Of which: project finance loans					7,181		7,181	7,743

December 2022 ⁽¹⁾ (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	352	2,810	933	4,101	4,266
Credit card debt	—	1	—	3	2,029	16,865	18,898	19,985
Commercial debtors		1,021	24	370	24,510	85	26,011	26,254
Finance leases	—	195	—	13	8,040	322	8,571	8,857
Reverse repurchase loans	302	—	5,251	102	—	—	5,655	5,674
Other term loans	3,802	19,438	4,009	7,995	126,949	139,925	302,118	311,553
Advances that are not loans	296	232	6,772	3,930	1,256	217	12,702	12,758
LOANS AND ADVANCES	4,401	20,892	16,057	12,765	165,593	158,348	378,056	389,347
By secured loans
Of which: mortgage loans collateralized by immovable property		297	—	337	23,970	95,056	119,659	122,719
Of which: other collateralized loans	498	5,382	5,073	548	6,635	2,209	20,345	20,675
By purpose of the loan
Of which: credit for consumption						51,344	51,344	54,718
Of which: lending for house purchase						95,249	95,249	96,716
By subordination
Of which: project finance loans					7,942		7,942	8,530
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
Mitigation of credit risk, collateralized credit risk and other credit enhancements
In certain cases, maximum credit risk exposure is reduced by collateral, credit enhancements and other actions which mitigate the Group’s exposure. The BBVA Group applies a credit risk hedging and mitigation policy deriving from a banking approach focused on relationship banking. The existence of guarantees could be a necessary but not sufficient instrument for accepting risks, as the assumption of risks by the Group requires prior evaluation of the debtor’s capacity for repayment, or that the debtor can generate sufficient resources to allow the amortization of the risk incurred under the agreed terms.
The policy of accepting risks is therefore organized into three different levels in the BBVA Group:
–analysis of the financial risk of the transaction, based on the debtor’s capacity for repayment or generation of funds;
–the constitution of guarantees that are adequate, or at any rate generally accepted, for the risk assumed, in any of the generally accepted forms: monetary, secured, personal or hedge guarantees; and
–assessment of the repayment risk (asset liquidity) of the guarantees received.
This is carried out through a prudent risk policy that consists of the analysis of the financial risk, based on the capacity for reimbursement or generation of resources of the borrower, the analysis of the guarantee, assessing, among others, the efficiency, the robustness and the risk, the adequacy of the guarantee with the operation and other aspects such as the location, currency, concentration or the existence of limitations. Additionally, the necessary tasks for the constitution of guarantees must be carried out - in any of the generally accepted forms (collaterals, personal guarantees and financial hedge instruments) - appropriate to the risk assumed.
The procedures for the management and valuation of collateral are set out in the corporate general policies (retail and wholesale), which establish the basic principles for credit risk management, including the management of collaterals assigned in transactions with customers. The criteria for the systematic, standardized and effective treatment of collateral in credit transaction procedures in BBVA Group’s wholesale and retail banking are included in the Specific Collateral Rules.
The methods used to value the collateral are in line with the best market practices and imply the use of appraisal of real-estate collateral, the market price in market securities, the trading price of shares in mutual funds, etc. All the collaterals received must be correctly assigned and entered in the corresponding register. They must also have the approval of the Group’s legal units.
The valuation of the collateral is taken into account in the calculation of the expected losses. The Group has developed internal models to estimate the realization value of the collaterals received, the time that elapses until then, the costs for their acquisition, maintenance and subsequent sale, from real observations based on its own experience. This modeling is part of the LGD estimation processes that are applied to the different segments, and is included within the annual review and validation procedures.
The following is a description of the main types of collateral for each financial instrument class:
–Debt instruments held for trading: The guarantees or credit enhancements obtained directly from the issuer or counterparty are implicit in the clauses of the instrument (mainly guarantees of the issuer).
–Derivatives and hedging derivatives: In derivatives, credit risk is minimized through contractual netting agreements, where positive- and negative-value derivatives with the same counterparty are offset for their net balance. There may likewise be other kinds of guarantees and collaterals, depending on counterparty solvency and the nature of the transaction (mainly collaterals).
The summary of the offsetting effect (via netting and collateral) for derivatives and securities operations as of December 31, 2024 is presented in Note 7.4.2.
–Other financial assets designated at fair value through profit or loss and financial assets at fair value through other comprehensive income: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument (mainly personal guarantees).
As of December 31, 2024, 2023 and 2022, the BBVA Group had no significant credit risk exposure of impaired financial assets at fair value through other comprehensive income (see Note 7.2.2).
–Financial assets at amortized cost:
a.Loans and advances to credit institutions: These usually have the counterparty’s personal guarantee or pledged securities in the case of repos.
b.Loans and advances to customers: Most of these loans and advances are backed by personal guarantees extended by the customer. There may also be collateral to secure loans and advances to customers (such as mortgages, cash collaterals, pledged securities and other collateral), or to obtain other credit enhancements (bonds or insurances).
c.Debt securities: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument.
–Financial guarantees, other contingent risks and drawable by third parties: these have the counterparty’s personal guarantee or other types of collaterals.
The disclosure of impaired loans and advances at amortized cost covered by collateral (see Note 7.2.5), shown by type of collateral, as of December 31, 2024, 2023 and 2022, is the following:

Impaired loans and advances at amortized cost covered by collateral (Millions of Euros)
	Maximum exposure to credit risk	Of which secured by collateral
		Residential properties	Commercial properties	Cash	Others	Financial
December 2024	14,213	2,889	573	8	91	1,153
December 2023	14,446	3,167	771	5	91	1,226
December 2022	13,493	2,537	849	3	52	984
The value of guarantees received as of December 31, 2024, 2023 and 2022, is the following:

Guarantees received (Millions of Euros)
	2024	2023	2022
Value of collateral	144,844	136,141	125,963
Of which: guarantees normal risks under special monitoring	11,318	14,274	12,826
Of which: guarantees non-performing risks	3,562	4,035	3,440
Value of other guarantees	56,589	53,462	40,050
Of which: guarantees normal risks under special monitoring	4,273	4,864	4,963
Of which: guarantees non-performing risks	1,153	1,226	984
Total value of guarantees received	201,433	189,602	166,013
The maximum credit risk exposure of impaired financial guarantees and other commitments as of December 31, 2024, 2023 and 2022 amounts to €791 million, €1,030 million and €1,147 million, respectively (see Note 7.2.2).
Credit quality of financial assets that are neither past due nor impaired
The BBVA Group has tools that enable it to rank the credit quality of its transactions and customers based on an assessment and its correspondence with the probability of default (“PD”) scales. To analyze the performance of PD, the Group has a series of tracking tools and historical databases that collect the pertinent internally generated information. These tools can be grouped together into scoring and rating models.
Scoring
Scoring is a decision-making model that contributes to both the arrangement and management of retail loans: consumer loans, mortgages, credit cards for individuals, etc. Scoring is the tool used to decide to originate a loan, what amount should be originated and what strategies can help establish the price, because it is an algorithm that sorts transactions by their credit quality. This algorithm enables the BBVA Group to assign a score to each transaction requested by a customer, on the basis of a series of objective characteristics that have statistically been shown to distinguish between the quality and risk of this type of transactions. The advantage of scoring lies in its simplicity and homogeneity: all that is needed is a series of objective data for each customer, and this data is analyzed automatically using an algorithm.
There are three types of scoring, based on the information used and on its purpose:
–Reactive scoring: measures the risk of a transaction requested by an individual using variables relating to the requested transaction and to the customer’s socio-economic data available at the time of the request. The new transaction is approved or rejected depending on the score.
–Behavioral scoring: scores transactions for a given product in an outstanding risk portfolio of the entity, enabling the credit rating to be tracked and the customer’s needs to be anticipated. It uses transaction and customer variables available internally. Specifically, variables that refer to the behavior of both the product and the customer.
–Proactive scoring: gives a score at customer level using variables related to the individual’s general behavior with the entity, and to his/her payment behavior in all the contracted products. The purpose is to track the customer’s credit quality and it is used to pre-approve new transactions.
Rating
Rating tools, as opposed to scoring tools, focus on the rating of customers: companies, corporations, SMEs, general governments, etc. A rating tool is an instrument that, based on a detailed financial study, helps determine a customer’s ability to meet his/her financial obligations. The final rating is usually a combination of various factors: on one hand, quantitative factors, and on the other hand, qualitative factors. It is a middle road between an individual analysis and a statistical analysis.
The main difference between ratings and scorings is that the latter are used to assess retail products, while ratings use a wholesale banking customer approach. Moreover, scorings only include objective variables, while ratings add qualitative information. And although both are based on statistical studies, adding a business view, rating tools give more weight to the business criterion compared to scoring tools.
For portfolios where the number of defaults is low (sovereign risk, corporates, financial entities, etc.) the internal information is supplemented by “benchmarking” of the external rating agencies (Moody’s, Standard & Poor’s and Fitch). To this end, each year the PDs compiled by the rating agencies at each level of risk rating are compared, and the measurements compiled by the various agencies are mapped against those of the BBVA master rating scale.
The probability of default of transactions or customers is calibrated with a long-term view, since its purpose is to measure the risk quality beyond its time of estimation, seeking to capture information representative of the behavior of the portfolios during a complete economic cycle (a long-term average probability of default). This probability is mapped to the master scale developed by the BBVA Group in order to facilitate a homogeneous classification of its different risk portfolios.
These different levels and their probability of default were calculated by using as a reference the rating scales and default rates provided by the external agencies Standard & Poor’s and Moody’s. These calculations establish the levels of probability of default for the BBVA Group’s Master Rating Scale. Although this scale is common to the entire Group, the calibrations (mapping scores to PD sections/Master Rating Scale levels) are carried out at tool level for each country in which the Group has tools available.
The table below outlines the distribution of the gross carrying amount of loans and advances to customers, contingent risk and commitments, in percentage terms, of the BBVA Group, based on their probability of default within 12 months and internal rating     used in the calculation of the expected loss under IFRS 9, and their stages, as of December 31, 2024, 2023 and 2022:

Probability of default (basis points) and internal rating
		2024		2023		2022 ⁽¹⁾
		Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)	Subject to 12 month ECL (stage 1)	Subject to lifetime ECL (stage 2)
Internal rating	PDs	%	%	%	%	%	%
AAA	0 to 2	3.2	—	3.8	—	5.5	0.1
AA+ to AA-	2 to 5	9.0	—	10.7	0.2	19.4	0.3
A+ to A-	5 to 11	17.1	—	25.4	0.5	19.9	0.7
BBB+ to BBB-	11 to 39	29.7	0.6	21.7	1.3	18.7	0.8
BB+ to BB-	39 to 194	23.5	1.7	20.6	2.1	18.4	1.9
B+ to B-	194 to 1,061	10.2	1.6	8.7	2.2	9.0	2.5
CCC+ to CCC-	1,061 to 2,121	1.2	0.5	1.0	0.6	1.0	0.7
CC+ to C	> 2,121	0.7	0.9	0.5	0.8	0.5	0.8
	Total	94.5	5.5	92.4	7.6	92.3	7.7
(1) Data corresponding to the year 2022, does not include commitments nor contingent liabilities.
Impaired loan risks
The breakdown of loans and advances within financial assets at amortized cost by type of counterparty, including their respective gross carrying amount, impaired amount and accumulated impairment as of December 31, 2024, 2023 and 2022 is as follows:

December 2024 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment
Central banks	8,261	—	(6)
General governments	22,133	26	(23)
Credit institutions	22,668	2	(13)
Other financial corporations	17,524	12	(26)
Non-financial corporations	197,521	5,014	(4,134)
Households	186,910	9,158	(7,427)
LOANS AND ADVANCES	455,016	14,213	(11,630)

December 2023 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment
Central banks	7,176	—	(25)
General governments	23,294	25	(29)
Credit institutions	17,498	2	(21)
Other financial corporations	13,271	12	(20)
Non-financial corporations	175,337	5,520	(4,274)
Households	177,009	8,886	(6,946)
LOANS AND ADVANCES	413,585	14,446	(11,316)

December 2022 ⁽¹⁾ (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment
Central banks	4,420	—	(19)
General governments	20,922	38	(30)
Credit institutions	16,066	—	(35)
Other financial corporations	12,802	17	(37)
Non-financial corporations	170,929	6,340	(5,495)
Households	163,936	7,098	(5,675)
LOANS AND ADVANCES	389,073	13,493	(11,291)
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
The changes during the years 2024, 2023 and 2022 of impaired financial assets and guarantees given are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	2024	2023	2022
Balance at the beginning	15,362	14,521	15,467
Additions	12,255	11,066	8,084
Decreases (1)	(7,346)	(5,795)	(5,742)
Net additions	4,909	5,272	2,342
Amounts written-off	(4,559)	(3,770)	(2,771)
Exchange differences and other	(820)	(660)	(517)
Balance at the end	14,891	15,362	14,521
(1) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of monetary recoveries as well as mortgage foreclosures and real estate assets received in lieu of payment.

The changes during the years 2024, 2023 and 2022 in financial assets derecognized from the consolidated balance sheet as their recovery is considered unlikely ("write-offs"), is shown below:

Changes in impaired financial assets written-off from the balance sheet (Millions of Euros)
	Notes	2024	2023	2022
Balance at the beginning		24,787	22,595	21,990
Companies held for sale		—	—	—
Increase		3,547	3,841	2,871
Decrease:		(2,801)	(2,035)	(2,431)
Re-financing or restructuring		(1)	(1)	(2)
Cash recovery	47	(403)	(369)	(390)
Foreclosed assets		(1)	(3)	(25)
Sales (1)		(1,719)	(1,201)	(1,498)
Debt forgiveness		(669)	(410)	(368)
Time-barred debt and other causes		(8)	(51)	(147)
Net exchange differences		(189)	385	165
Balance at the end		25,343	24,787	22,595
(1) Includes principal and interest.

As indicated in Note 2.2.1, although they have been derecognized from the consolidated balance sheet, the BBVA Group continues to attempt to collect on these written-off financial assets, until the rights to receive them are fully extinguished, either because it is a time-barred financial asset, the financial asset is forgiven, or other reason.
Gross carrying amount and loss allowances
Movements, measured over a 12-month period, in gross accounting balances and accumulated loss allowances during 2024, 2023 and 2022 are recorded on the consolidated balance sheet as of December 31, 2024, 2023 and 2022 in order to cover the estimated impairment or reversal of impairment on loans and advances at amortized cost:

Changes in gross carrying amount of loans and advances at amortized cost. Year 2024 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	361,186	37,953	14,446	413,585
Transfers of financial assets:	(4,032)	1,625	2,407	—
from stage 1 to stage 2	(11,840)	11,840	—	—
from stage 2 to stage 1	9,830	(9,830)	—	—
to stage 3	(3,260)	(1,949)	5,208	—
from stage 3	1,238	1,564	(2,801)	—
Net annual origination of financial assets	64,222	(6,378)	1,108	58,952
Becoming write-offs	(333)	(112)	(3,149)	(3,594)
Foreign exchange	(13,508)	(1,137)	(557)	(15,203)
Modifications that do not result in derecognition	29	78	36	144
Other	1,460	(250)	(78)	1,131
Balance at the end	409,023	31,780	14,213	455,016
During 2024, the criteria for identifying significant increases in credit risk were reviewed and updated. As part of this update, certain short-term portfolio transactions, as well as those meeting the expanded definition of the low credit risk exception (see Note 2.2.1), have been exempted from transfer to Stage 2 based on certain quantitative criteria. These changes have led to a significant reduction in the Stage 2 balance at the Group level during the last quarter of 2024, with the impact of these measures primarily concentrated in BBVA, S.A.

Changes in allowances of loans and advances at amortized cost. Year 2024 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(2,131)	(2,026)	(7,158)	(11,316)
Transfers of financial assets:	105	(370)	(2,766)	(3,031)
from stage 1 to stage 2	103	(697)	—	(594)
from stage 2 to stage 1	(53)	327	—	275
to stage 3	93	146	(3,498)	(3,259)
from stage 3	(38)	(146)	732	548
Net annual origination of allowances	(1,059)	10	(1,125)	(2,174)
Becoming write-offs	321	107	2,909	3,337
Foreign exchange	325	213	1,075	1,613
Modifications that do not result in derecognition	3	35	(342)	(304)
Other	30	183	33	246
Balance at the end	(2,406)	(1,848)	(7,375)	(11,630)
For the year ended December 31, 2024, the impairment charges recognized under the heading “Impairment or reversal of impairment on financial assets not measured at fair value through profit or loss or net gains by modification" amounted to €5,745 million (€4,428 million and €3,379 million for the years ended December 31, 2023 and 2022, respectively) (see Note 47).

Changes in gross carrying amount of loans and advances at amortized cost. Year 2023 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	341,944	33,636	13,493	389,073
Transfers of financial assets:	(11,647)	10,463	1,184	—
from stage 1 to stage 2	(18,172)	18,172	—	—
from stage 2 to stage 1	7,639	(7,639)	—	—
to stage 3	(3,203)	(2,297)	5,500	—
from stage 3	2,089	2,226	(4,316)	—
Net annual origination of financial assets	34,334	(5,233)	2,663	31,764
Becoming write-offs	(186)	(76)	(2,889)	(3,150)
Foreign exchange	(2,833)	(635)	(369)	(3,838)
Modifications that do not result in derecognition	(60)	(16)	476	401
Other	(365)	(187)	(112)	(665)
Balance at the end	361,186	37,953	14,446	413,585

Changes in allowances of loans and advances at amortized cost. Year 2023 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(2,065)	(1,942)	(7,284)	(11,291)
Transfers of financial assets:	73	(336)	(2,527)	(2,790)
from stage 1 to stage 2	118	(681)	—	(563)
from stage 2 to stage 1	(113)	323	—	210
to stage 3	81	120	(2,935)	(2,734)
from stage 3	(13)	(97)	408	297
Net annual origination of allowances	(466)	(148)	(232)	(846)
Becoming write-offs	147	71	2,853	3,071
Foreign exchange	(52)	44	169	160
Modifications that do not result in derecognition	3	49	(304)	(252)
Other	229	235	167	631
Balance at the end	(2,131)	(2,026)	(7,158)	(11,316)

Changes in gross carrying amount of loans and advances at amortized cost. Year 2022 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	300,167	34,213	14,657	349,037
Transfers of financial assets:	(5,041)	3,914	1,128	—
from stage 1 to stage 2	(12,726)	12,726	—	—
from stage 2 to stage 1	8,537	(8,537)	—	—
to stage 3	(1,941)	(1,831)	3,773	—
from stage 3	1,089	1,556	(2,645)	—
Net annual origination of financial assets	44,465	(4,201)	258	40,522
Becoming write-offs	(63)	(35)	(2,432)	(2,530)
Methodological changes and adoption of new standards ⁽¹⁾	(672)	—	—	(672)
Foreign exchange	2,447	18	(461)	2,004
Modifications that do not result in derecognition	(2)	29	113	140
Other	643	(301)	231	573
Balance at the end	341,944	33,636	13,493	389,073
(1) The entire impact corresponds to the application of IFRS 17 (See Note 1.3).

Changes in allowances of loans and advances at amortized cost. Year 2022 (Millions of Euros)
	Stage 1	Stage 2	Stage 3	Total
Balance at the beginning	(1,990)	(2,091)	(7,061)	(11,142)
Transfers of financial assets:	63	33	(1,570)	(1,473)
from stage 1 to stage 2	110	(397)	—	(287)
from stage 2 to stage 1	(91)	374	—	283
to stage 3	51	204	(1,917)	(1,662)
from stage 3	(7)	(148)	347	193
Net annual origination of allowances	(406)	(273)	(663)	(1,342)
Becoming write-offs	186	30	1,890	2,106
Foreign exchange	(87)	248	—	161
Modifications that do not result in derecognition	—	48	(160)	(112)
Other	168	64	279	511
Balance at the end	(2,065)	(1,942)	(7,284)	(11,291)
The loss allowances recorded in the balance sheet to cover the impairment estimated in the debt securities amounted to €169, €166 and €214 million as of December 31, 2024, 2023 and 2022, respectively. The variation is mainly due to changes in credit risk variations, mainly in Garanti BBVA, BBVA, S.A. and BBVA Argentina.
Additionally, the loss allowances recorded in the balance sheet to cover the impairment estimated in the commitments and guarantees given amounted to €667, €770 and €770 million as of December 31, 2024, 2023 and 2022, respectively (see Note 24). The variation is mainly driven by changes due to origination and acquisition in Garanti BBVA.
Refinancing and restructuring transactions
Group policies and principles with respect to refinancing and restructuring transactions
Refinancing and restructuring transactions (see definition in the Glossary) are carried out with customers who have requested such a transaction in order to meet their current loan payments if they are expected, or may be expected, to experience financial difficulty in making the payments in the future.
The basic aim of a refinancing and restructuring transaction is to provide the customer with a situation of financial viability over time by adapting repayment of the loan incurred with the Group to the customer’s new situation of fund generation. The use of refinancing and restructuring for other purposes, such as to delay loss recognition, is contrary to BBVA Group policies.
The BBVA Group’s refinancing and restructuring policies are based on the following general principles:
–Refinancing and restructuring is authorized according to the capacity of customers to pay the new installments. This is done by first identifying the origin of the payment difficulties and then carrying out an analysis of the customers’ viability, including an updated analysis of their economic and financial situation and capacity to pay and generate funds. If the customer is a company, the analysis also covers the situation of the industry in which it operates.
–With the aim of increasing the solvency of the transaction, new guarantees and/or guarantors of demonstrable solvency are obtained where possible. An essential part of this process is an analysis of the effectiveness of both the new and original guarantees.
–This analysis is carried out from the overall customer or group perspective.
–Refinancing and restructuring transactions do not in general increase the amount of the customer’s loan, except for the expense inherent to the transaction itself.
–The capacity to refinance and restructure a loan is not delegated to the branches, but decided on by the risk units.
–The decisions made are reviewed from time to time with the aim of evaluating full compliance with refinancing and restructuring policies.
These general principles are adapted in each case according to the conditions and circumstances of each geographical area in which the Group operates, and to the different types of customers involved.
In the case of retail customers (private individuals), the main aim of the BBVA Group’s policy on refinancing and restructuring a loan is to avoid default arising from a customer’s temporary liquidity problems by implementing structural solutions that do not increase the balance of the customer’s loan. The solution required is adapted to each case and the loan repayment is made easier, in accordance with the following principles:
–Analysis of the viability of transactions based on the customer’s willingness and ability to pay, which may be reduced, but should nevertheless be present. Therefore, in all cases the customer shall at least make interest payments, with certain limited exceptions where grace periods are afforded in respect of both principal and interest payments.
–Refinancing and restructuring of transactions is only allowed on those loans in which the BBVA Group originally entered into.
–Customers subject to refinancing and restructuring transactions are excluded from marketing campaigns of any kind.
In the case of non-retail customers (mainly companies, enterprises and corporates), refinancing/restructuring is authorized according to an economic and financial viability plan based on:
–Forecasted future income, margins and cash flows to allow entities to implement cost adjustment measures (industrial restructuring) and a business development plan that can help reduce the level of leverage to sustainable levels (capacity to access the financial markets).
–Where appropriate, the existence of a divestment plan for assets and/or operating segments that can generate cash to assist the deleveraging process.
–The capacity of shareholders to contribute capital and/or guarantees that can support the viability of the plan.
In accordance with the Group’s policy, the conclusion of a loan refinancing and restructuring transaction does not mean the loan is reclassified from "impaired" or "significant increase in credit risk" to normal risk. The reclassification to "significant increase in credit risk" or normal risk categories must be based on the analysis mentioned earlier of the viability, upon completion of the probationary periods described below.
The Group maintains the policy of including risks related to refinanced and restructured loans as either:
–"Impaired assets", as although the customer is up to date with payments, they are classified as unlikely to pay when there are significant doubts that the terms of their refinancing may not be met; or
–"Significant increase in credit risk" until the conditions established for their consideration as normal risk are met.
The assets classified as "Impaired assets" should comply with the following conditions in order to be reclassified to "Significant increase in credit risk":
–The customer has to have paid a significant part of the pending exposure.
–At least one year must have elapsed since the later of: i) the time at which the restructuring measures were extended, ii) the time when the exposure was classified as deteriorated, iii) the end of any grace period included in restructuring agreements.
–The customer does not have past due payments and objective criteria, demonstrating the borrower´s ability to pay, have been verified.
The conditions established for assets classified as “Significant increase in credit risk” to be reclassified out of this category are as follows:
–The customer must have paid past-due amounts (principal and interest) since the date of the renegotiation or restructuring of the loan or other objective criteria, demonstrating the borrower´s ability to pay, have been verified; none of its exposures is more than 30 days past-due.
–At least two years must have elapsed since completion of the renegotiation or restructuring of the loan or, if later, the date of reclassification from the deteriorated category. Regular payments must have been made during at least half of this probation period. They may be reclassified to normal risk as long as the significant increase in credit risk has been reversed within two years, although they must remain identified as refinanced/restructured until the minimum two-year trial period ends.
–It is unlikely that the customer will have financial difficulties and, therefore, it is expected that the customer will be able to meet its loan payment obligations (principal and interest) in a timely manner.
Renewals and renegotiations are classified as normal risk, provided that there is no significant increase in risk. This classification is applicable initially, and in the event of any deterioration, the criteria established in the existing policy are followed. In this sense, the aforementioned conditions are considered, including, among others, the requirement that the facility is not more than 30 days past due and that it has not been identified as 'unlikely to pay'.
The BBVA Group’s refinancing and restructuring policy provides for the possibility of two modifications in a 24 month period for loans that are not in compliance with the payment schedule.
The internal models used to determine allowances for loan losses consider the restructuring and renegotiation of a loan, as well as re-defaults on such a loan, by assigning a lower internal rating to restructured and renegotiated loans than the average internal rating assigned to non-restructured/renegotiated loans. This downgrade results in an increase in the probability of default (PD) assigned to restructured/renegotiated loans (with the resulting PD being higher than the average PD of the non- renegotiated loans in the same portfolios).
In any case, a restructuring will be considered impaired when the reduction in the present net value of the financial obligation is greater than 1%.
For quantitative information on refinancing and restructuring transactions see Appendix VIII.
Risk concentration
Policies for preventing excessive risk concentration
In order to prevent the build-up of excessive risk concentrations at the individual, sector, portfolio and geography levels, BBVA Group maintains updated maximum permitted risk concentration indices which are tied to the various observable variables related to concentration risk.
Together with the limits for individual concentration, the Group uses the Herfindahl index to measure the concentration of the Group's portfolio and the banking group's subsidiaries. At the BBVA Group level, the index reached implies a "very low" degree of concentration.
The limit on the Group’s exposure or financial commitment to a specific customer therefore depends on the customer’s credit rating, the nature of the risks involved, and the Group’s presence in a given market, based on the following guidelines:
–The aim is, as much as possible, to reconcile the customer's credit needs (commercial/financial, short-term/long-term, etc.) with the interests of the Group.
–Any legal limits that may exist concerning risk concentration are taken into account (relationship between risks with a customer and the capital of the shareholder´s entity that assumes them), the markets, the macroeconomic situation, etc.
–The aim is to seek inter and intra-sector diversification in coherence with the metrics defined in the RAF for the Group and for the banking group's subsidiaries.
Risk concentrations by geographical area
The breakdown of the main figures in the most significant foreign currencies in the consolidated balance sheets is set forth in Appendix IX.
Sovereign risk concentration
Sovereign risk management
The identification, measurement, control and monitoring of risk associated with sovereign risk transactions is carried out by a centralized unit within the BBVA Group's Risk Area. Its basic functions are preparing reports (called financial programs) on the countries with which it maintains cross-border risks (i.e. risks taken in a foreign currency from outside the country with borrowers in the country, whether public or private) and sovereign risks (i.e. risks with the local Sovereign of the country where the risk-taking unit is located), monitoring those risks, establishing risk limits, assigning ratings to the countries analyzed and, in general, supporting the Group in any information request regarding this type of transaction. The risk policies established in the financial programs are approved by the relevant risk committees.
The country risk unit tracks the evolution of the risks associated with the various countries to which the Group are exposed (including sovereign risk) on an ongoing basis in order to adapt its risk and mitigation policies to any macroeconomic and political changes that may occur. Moreover, it regularly updates its internal ratings and forecasts for these countries. The methodology is based on the assessment of quantitative and qualitative parameters which are in line with those used by certain multilateral organizations (the International Monetary Fund (IMF), the World Bank, etc.) rating agencies and export credit organizations.
For additional information on sovereign risk see Appendix IX.
Policies for Risk related to the developer and Real Estate sector in Spain
Policies and strategies established by the Group to deal with risks related to the developer and real-estate sector
BBVA Group has teams specializing in the management of the Real Estate Sector risk, given its economic importance and specific technical component. This specialization is not only in risk teams, but throughout the handling, commercial, problem risks and legal, etc. It also includes the research department of the BBVA Group (BBVA Research), which helps determine the medium/long-term vision needed to manage this portfolio. The policies established to address the risks related to the developer and real-estate sector, aim to accomplish, among others, the following objectives: to avoid concentration in terms of customers, products and regions; to estimate the risk profile for the portfolio; and to anticipate possible worsening of the portfolio within a sector is highly cyclical.
Specific policies for analysis and granting of new developer risk transactions
In the analysis of new transactions, the assessment of the commercial operation in terms of the economic and financial viability of the project has been one of the constant. The monitoring of the work, sales prospects and the legal situation of the project are essential aspects for the admission and follow-up of new real estate transactions. With regard the participation of the Risk Acceptance teams, they have a direct link and participate in the committees of areas such as Valuation, Legal, BBVA Research and Recoveries. This guarantees coordination and exchange of information in all the processes.
In this context, and within the current Real Estate cycle, the strategy with clients is subject to an Asset Allocation limit and to an action framework that allows defining a target portfolio, both in volume and in credit quality.
Risk monitoring policies
The base information for analyzing the real estate portfolios is updated monthly. There is a systematic monitoring of developments under close monitoring with the evolution of works and sales.
Policies applied in the management of real estate assets in Spain
The internal Rules on Real Estate Financing, which establish recommendations for financing a new housing development business, are reviewed and updated annually.
The recommendations represent guidelines about how to manage the credit admission activity of BBVA Group entities based on best practices of markets in which this activity is performed. It is expected that a high percentage of the current transactions will be in compliance with the latter.
Risk concentration related to the developer and Real Estate sector in Spain
As of December 31, 2024, there is no risk concentration in the developer and real estate sector, taking into account that its weight in total wholesale risks in Spain was approximately 10%, while compared with the total risks in the portfolio (wholesale and retail), the Real Estate risk assumed was around 4%.
For quantitative information about the risk related to the developer and Real-Estate sector in Spain see Appendix IX.
Structural risk
The structural risks are defined, in general terms, as the possibility of suffering losses in the banking book due to adverse movements in market risk factors.
In the Group, the following types of structural risks are defined, according to their nature: interest rate risk, credit spread risk, exchange rate risk and equity risk.
The scope of structural risks in the Group excludes market risks in the trading book that are clearly delimited and separated and are part of the Market Risks category.
The Assets and Liabilities Committee (ALCO) is the main responsible body for the management of structural risks regarding liquidity/ funding, interest rate, credit spread, currency, equity and solvency. Every month, with the participation of the CEO and representatives from the areas of Finance, Risks and Business Areas, this committee monitors the structural risks and is presented with proposals with regard to action plans related with its management for its approval. These management proposals are made by the Finance area with a forward-looking focus, maintaining the alignment with the Risk Appetite Framework, trying to guarantee the recurrence of results and financial stability, as well as to preserve the solvency of the entity. All balance sheet management units have a local ALCO, which is permanently attended by members of the Corporate Center, and there is a corporate ALCO where management strategies are monitored and presented in the Group's subsidiaries.
The GRM area acts as an independent unit, ensuring adequate separation between the management and risk control functions, and is responsible for ensuring that the structural risks in the Group are managed according to the strategy approved by the Board of Directors.
Consequently, GRM deals with the identification, measurement, monitoring and control of those risks and their reporting to the corresponding corporate bodies. Through the GRMC, it performs the function of control and risk assessment and is responsible for developing the strategies, policies, procedures and infrastructure necessary to identify, evaluate, measure and manage the significant risks that the BBVA Group faces. To this end, GRM, through the corporate unit of Structural Risks, proposes a scheme of limits that defines the risk appetite set for each of the relevant structural risk types, both at Group level and by management units, which will be reviewed annually, reporting the situation periodically to the Group's corporate bodies as well as to the GRMC.
Additionally, both the management system and the control and measurement system for structural risks are necessarily adjusted to the Group's internal control model, complying with the evaluation and certification processes that comprise it. In this sense, the tasks and controls necessary for its scope of action have been identified and documented, supporting a regulatory framework which includes specific processes and measures for structural risks, from a broad geographical perspective.
Within the three lines of defense scheme in which BBVA's internal control model is based according to the most advanced standards in terms of internal control, the first line of defense is maintained by the Finance area, which is responsible for managing the structural risk.
As a second line of defense, GRM is in charge of identifying risks, and establishing policies and control models, periodically evaluating their effectiveness.
In the second line of defense, there are also the Internal Risk Control units, which independently review the Structural Risk control, and Internal Financial Control, which carries out a review of the design and effectiveness of the operational controls over structural risk management.
The third line of defense is represented by the Internal Audit area, an independent unit within BBVA Group, which is responsible for reviewing specific controls and processes.
Interest rate risk and credit spread in the banking book
The structural interest-rate risk (hereinafter "IRRBB") is related to the potential impact that variations in market interest rates may have on an entity's earnings, through the impact on net interest income and on the valuation of instruments accounted for at fair value, as well as on the equity. In order to properly measure IRRBB, BBVA Group takes into account all the main sources of this risk: repricing risk, yield curve risk, option risk and basis risk.
Furthermore, the credit spread risk in the banking book ("CSRBB") arises from the potential impact on the entity´s earnings and/or the value of equity of the banking book produced by a variation in the level of market credit spreads that are not explained by default or migration risk or by movements in market interest rates.
IRRBB and CSRBB management is carried out from a double perspective, the economic value of equity and earnings, including the management of net interest income and the monitorization of banking book instruments accounted at fair value with an impact on the income statement and/or on equity. In addition, the banking book instruments recorded based on their market value (fair value) are subject to specific monitoring, due to their impact on risk and on capital, through other comprehensive income or the income statement.
The exposure of a financial entity to adverse interest rates and credit spreads movements is a risk inherent to the development of the banking business, which is also, in turn, an opportunity to create economic value. Therefore, these risks must be effectively managed so that they are limited in accordance with the entity’s equity and in line with the expected economic result.
In BBVA, the purpose of IRRBB risk management is to maintain the recurrent generation of earnings in the event of market interest rate fluctuations, through the contribution to the net interest income and the control of the potential impacts on the mark-to-market of the fair value accounted portfolios, as well as to limit the capital consumption due to structural interest rate risk. Likewise, the spread risk management in banking book portfolios is aimed at limiting the impact on equity derived from changes in the valuation of fixed income instruments, which are used for balance sheet liquidity and interest rate risk management purposes in order to increase diversification, and maintaining the spread risk at levels aligned with the total volume of the investment portfolio and the equity of the Group, as well as limiting the impact on earnings when market credit spreads change.
These functions fall to the Global Asset & Liability Management (hereinafter "ALM") unit, within the Finance area, which, through ALCO, aims to guarantee the recurrence of results and preserve the solvency of the entity, always adhering to the risk profile defined by the management bodies of the BBVA Group.
IRRBB management is decentralized, and is carried out in each entity included in the structural balance sheet (banking book) of the BBVA Group with the supervision and coordination from the corporate unit of Global ALM, keeping the exposure to interest rates and credit spreads movements aligned with the strategy and the target risk profile of the Group, and in compliance with the regulatory requirements of the EBA guidelines.
Nature of interest rate risk and credit spread risk
Repricing risk arises due to the difference between the repricing or maturity terms of the assets and liabilities, and represents the most frequent interest rate risk faced by financial entities. However, other sources of risk such as changes in the slope and shape of the yield curve, the reference to different indexes and the optionality risk embedded in certain banking transactions, are also taken into account by the risk control system.
BBVA's IRRBB and CSRBB in the banking book management and control process includes a set of metrics and tools that enable the capture of additional sources to properly monitor the risk profile of the Group, backed-up by assumptions that aim to characterize the behavior of the balance sheet items with the maximum accuracy.
The IRRBB and CSRBB measurement is carried out on a monthly basis, and includes probabilistic measures based on simulation methods of interest rate curves and credit spread shocks. The corporate methodology enables to capture additional sources of risk to the interest rate parallel shifts, such as the changes in slope shape and the basis of yield curves. Additionally, sensitivity analysis to multiple parallel shocks of different magnitude are also assessed on a regular basis. The process is run separately for each currency to which the Group is exposed, considering, at a later stage, the diversification effect among currencies and business units.
The risk measurement model is complemented by the assessment of ad-hoc scenarios, stress tests and reverse stress. Stress tests incorporate extreme scenarios both in market interest rates and in behavioral assumptions, in addition to the assessment of market scenarios by BBVA Research and the set of prescriptive scenarios defined according to EBA guidelines.
The internal measurement systems and models are subjected to a process of review and continuous improvement in order to keep them aligned with EBA guidelines.
Key assumptions of the model
In order to measure structural interest rate risk, the setting of assumptions on the evolution and behavior of certain balance sheet items is particularly relevant, especially those related to products without an explicit or contractual maturity which characteristics are not established in their contractual terms and must be therefore estimated.
The assumptions that characterize these balance sheet items must be understandable for the areas and bodies involved in risk management and control and remain duly updated, justified and documented. The modeling of these assumptions must be conceptually reasonable and consistent with the evidence based on historical experience, reviewed at least once a year and, if any, the behavior of the customers induced by the business areas. In order to provide the required dynamism to enhance the accuracy of assumptions and reflect specific market or management circumstances, risk models and metrics may incorporate parameters or adjustments based on expert judgment, subject to the internal governance measures established in this regard. Assumptions are regularly subject to a sensitivity analysis to assess and understand the impact of the modelling on the risk metrics.
The approval and update of the IRRBB behavioral models is subject to the corporate governance under the scope of GRM analytics. Thus, all the models must be duly inventoried and catalogued and comply with the requirements for their development, updating and changes management set out in the internal procedures. They are also subject to the corresponding internal validations and follow-up requirements established based on their relevance, as well as to backtesting procedures against experience to ratify the validity of the assumptions applied.
In view of the heterogeneity of the financial markets, customers and products in the multiple jurisdictions, each one of the entities of the Group is responsible for determining the behavior assumptions to be applied to the balance sheet items, always under the guidelines and the applicability of the corporate models existing in the Group.
The balance sheet behavioral assumptions stand out those established for the treatment of items without contractual maturity, mainly for demand customer deposits, and those related to the expectations on the exercise of interest rate options, especially relating to loans and deposits subject to prepayment risk.
For the modelling of demand deposits, a segmentation of the accounts in several categories is previously carried out depending on the characteristics of the customer (retail / wholesale) and the product (type of account / transactionality / remuneration), in order to outline the specific behavior of each segment.
In order to establish the remuneration of each segment, the relationship between the evolution of market interest rates and the interest rates of managed accounts is analyzed, with the aim of determining the translation dynamic (percentages and lags) of interest rates variations to the remuneration of the accounts. In this regard, consideration is given to the potential limitations in the repricing of these accounts in scenarios of low or negative rates, with special attention to retail customers, through the establishment of floors in the remuneration.
The behavior assigned to each category of accounts is determined by an analysis of the historical evolution of the balances and the probability of cancellation of the accounts. For this, the volatile part of the balance assigned to a short-term maturity is isolated, thus avoiding fluctuations in the level of risk caused by specific variations in the balances and promoting stability in the management of the balance. Once the stable part is identified, a medium / long term maturity model is applied through a decay distribution based on the average term of the accounts and the conditional cancellation probabilities throughout the life of the product.
In addition, the behavior modeling incorporates, where appropriate, the relationship between the evolution of the balance of deposits and the levels of market interest rates. Consequently, the effect of rate variations on the stability of the deposits as well as the potential migration between the different types of products (on demand and time deposits) in each interest rate scenario are incorporated.
Equally relevant is the treatment of early cancellation options embedded in credit loans, mortgage portfolios and customer deposits. The evolution of market interest rates may condition, along with other variables, the incentive that customers have to prepay loans or deposits, modifying the future behavior of the balance amounts with respect to the forecasted contractual maturity schedule.
The detailed analysis of the historical information related to prepayment data, both partial and total prepayment, combined with other variables such as interest rates, allows estimating future amortizations and, where appropriate, their behavior linked to the evolution of such variables through the relationship between the incentive of the customer to prepay and the early cancellation speed.
The table below shows the profile of average structural interest rate risk and credit spread risk of the fixed income portfolio in the banking book classified as Held to Collect & Sale (HTC&S) in terms of sensitivities of the main currencies for the BBVA Group in 2024:

Sensitivity to interest-rate and credit spread analysis. Year 2024
	Interest rate risk				Credit spread
	Impact on net interest income (1)		Impact on economic value ⁽²⁾		Impact on economic value ⁽²⁾
	100 basis point increase	100 basis point decrease	100 basis point increase	100 basis point decrease	100 basis point increase
Euro	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-2.5% , -1.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]
Mexican peso	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-0.5% , 0.5%]
U.S. dollar	[0.5% , 1.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-0.5% , 0.5%]
Turkish lira	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
Other	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
BBVA Group	[1.5% , 2.5%]	[-3.5% , -2.5%]	[-3.5% , -2.5%]	[2.5% , 3.5%]	[-1.5% , -0.5%]
(1) Percentage of "12 months" net interest income for the BBVA Group.
(2) Percentage of CET1 (Fully Loaded) for BBVA Group.

Sensitivity to interest-rate and credit spread analysis. Year 2023
	Interest rate risk				Credit spread
	Impact on net interest income ⁽¹⁾		Impact on economic value ⁽²⁾		Impact on economic value ⁽²⁾
	100 basis point increase	100 basis point decrease	100 basis point increase	100 basis point decrease	100 basis point increase
Euro	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-1.5% , -0.5%]
Mexican peso	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-0.5% , 0.5%]
U.S. dollar	[0.5% , 1.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]	[-0.5% , 0.5%]
Turkish lira	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
Other	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]	[-0.5% , 0.5%]
BBVA Group	[1.5% , 3.5%]	[-3.5% , -1.5%]	[-1.5% , -0.5%]	[0.5% , 1.5%]	[-1.5% , -0.5%]
(1) Percentage of "12 months" net interest income for the BBVA Group.
(2) Percentage of CET1 (Fully Loaded) for BBVA Group.
At an aggregate level, BBVA seeks to maintain a limited risk profile, in accordance with the established objective within an environment of a cycle shift towards lower interest rates, having positive sensitivity to interest rate hikes in the net interest income.
In 2024, the actual and expected evolution of inflation, as well as the response of central banks to it, in addition to geopolitical events, have been the focus of the market's attention. In this sense, expectations regarding the number of rate cuts and their speed have been changing throughout the year, with some episodes of certain volatility.
Thus, while the ECB began its cycle of rate cuts in June and continued at its September, October and December meetings, the Federal Reserve cut rates in September with an initial 50 basis points, followed by an additional 25 basis points at its November meeting. Over the year as a whole, yield curves steepened, generally with falls in the short end and rises in the longer end. Spreads on peripheral curves continued to be well supported and narrowed during the year. The positivity observed in the American and European curves also carried over to Mexico and much of South America. Turkey, for its part, experienced a rebound in both real and nominal rates during the year. All in all, the Group's debt security portfolios performed heterogeneously during the year, with a notable increase in valuations in Spain, while they fell in Turkey.
The most relevant aspects related to the main geographical areas are the following:
–Spain has a balance sheet characterized by a lending portfolio with a high proportion of variable-rate loans (mortgages and corporate lending) and liabilities composed mainly by customer demand deposits. The ALCO portfolio acts as a management lever and hedge for the balance sheet, mitigating its sensitivity to interest rate fluctuations. In an environment of high rates, the exposure of net interest income to movements in interest rates remains limited.
–The reference interest rate in the Eurozone stood at 3.15% at the end of December 2024, the deposit facility rate at 3.00% and the marginal credit facility rate at 3.40%. Additionally, as announced in March 2024, the ECB reduced the differential between the reference interest rate and the deposit facility rate to 15 basis points in September 2024. Regarding reinvestments under the Pandemic Emergency Purchase Program (PEPP), they were ended at the end of 2024.
–Mexico continues to show a balance between fixed and variable interest rates balances, which results in a limited sensitivity to interest rates fluctuations. Among the assets that are most sensitive to interest rate changes, the commercial portfolio stood out, while consumer and mortgage portfolios are mostly at a fixed rate. With regard to customer deposits, the high proportion of non-interest bearing deposits, which are insensitive to interest rate movements, should be highlighted. The ALCO portfolio is invested primarily in fixed-rate sovereign bonds with limited durations. The monetary policy rate stood at 10.00% at the end of 2024, 125 basis points below the end-of-year level of 2023.
–In Turkey, deposit sensitivity is offset by the ALCO portfolio and loans (fixed rate and relatively short-term). Interest rate sensitivity remains limited thanks to the various management actions carried out by the Bank. In 2023, the Central Bank of the Republic of Turkey (hereinafter "CBRT") implemented successive increases in monetary policy rates, raising interest rates to 42.50% by the end of 2023. Subsequently, after maintaining the benchmark rates at 50% until November 2024, they were reduced to 47.50% by the end of December 2024. The CBRT is expected to continue lowering official rates, which is expected to be positive for the customer spread in 2025.

–In South America, the net interest income sensitivity continues to be limited since most of the countries in the area have a fixed/variable composition. In addition, in balance sheets with several currencies, the interest rate risk is managed for each of the currencies, showing a very low level of exposure. Regarding benchmark rates, in Peru it stood at 5.00% as of December 2024, 175 basis points below its 2023 closing level while in Colombia, the central bank set the benchmark interest rate at 9.50%, accumulating a cut of 350 basis points in 2024. In Argentina, the central bank maintains the benchmark interest rate at 32%, which is a decrease of 68 basis points compared to the end of December 2023.
Structural exchange-rate risk
Structural exchange rate risk, is defined as the possibility of impacts on solvency, equity value and results driven by fluctuations in the exchange rates due to exposures in foreign currencies.
Structural exchange rate risk is inherent to the business of international banking groups, such as BBVA, that develop their activities in different geographical areas and currencies. At a consolidated level, structural exchange-rate risk arises from the consolidation of holdings in subsidiaries with functional currencies other than the euro. Its management is centralized in order to optimize the joint management of permanent foreign currency exposures, taking diversification into account.
The purpose of structural exchange rate risk management is protecting solvency by limiting volatility of the consolidated CET1 ratio and income to consolidate denominated in a currency other the euro in the Group, as well as to limit the capital requirements under exchange rate fluctuations to which the Group is exposed due to its international diversification. The ALM Global corporate unit, through the ALCO, is responsible for the management of this risk all through an active hedging policy, deliberately taken for each objective, and fully aligned with the management strategy.
At the corporate level, the risk monitoring metrics included in the limits framework are aligned with the Risk Appetite Framework, and are targeted to control the effects on the solvency through the economic capital metric and the fluctuations in the Common Equity Tier I fully loaded (CET1 fully loaded) consolidated ratio, as well as the maximum deviation in the Group's attributable profit. The probabilistic metrics make it possible to estimate the joint impact of exposure to different currencies taking into account the different variability in exchange rates and their correlations. These metrics are supplemented with additional assessment indicators.
The suitability of these risk assessment metrics is reviewed on a regular basis through backtesting exercises. The final element of structural exchange-rate risk control is the stress and scenario analysis aimed to assess the vulnerabilities of foreign currency structural exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions. The scenarios are based both on historical situations simulated by the risk model and on the risk scenarios provided by BBVA Research.
The purpose of the exchange rate risk management of BBVA's long term investments, which arises mainly from its foreign franchises, is to preserve the capital ratios of the Group and to maintain the stability of the profits. The year 2024 was characterized by the strength of the dollar against the euro (+6.4%), reflecting the strength of the U.S. economy and the expectation that the new administration's policies will generate greater growth and inflation. Among the emerging currencies, the Mexican peso depreciated strongly (-13.1% against the euro) affected by the election results in Mexico and the new administration in the United States. The Turkish lira was again penalized in 2024 (-11.1%), but to a much lesser extent than in 2023. As for the performance of South American currencies, the Peruvian sol appreciated against the euro (+5.2%), the Colombian peso weakened (-7.8%), while the Chilean peso depreciated by -5.6%. Finally, the Argentine peso experienced a significant depreciation (-16.8%) but it did so in an environment of stabilization of the country's macroeconomic variables, which are expected to lay the foundations for future economic recovery.
BBVA maintains management policies for the main investments in emerging countries with the objective of reaching a coverage level, in average terms, between 40% and 50% of the aggregate attributable profit in non-euro currencies expected to be generated by the group in the next twelve months and around 70% of the aggregate excess capital in non-euro currencies in CET1. In relation to the CET1 capital ratio, the estimated sensitivities at the end of 2024 of a 10% depreciation in the relevant currency was as follows: Mexican peso (-9 basis points); Turkish lira (-4 basis points) and U.S. dollar (+20 basis points).
For the years 2024, 2023 and 2022, the estimated sensitivities (in absolute terms) of the result attributable to the parent company are shown below, taking into account the coverage, against depreciations and appreciations of 1% of the average rate in the main currencies. To the extent that hedging positions are periodically modulated, the sensitivity estimate attempts to reflect an average (or effective) sensitivity in the year:

Sensitivity to 1% change (Millions of Euros)
Currency	2024	2023	2022
Mexican peso	27.8	25.8	19.1
Turkish lira	3.3	4.4	3.5
Peruvian sol	1.4	0.9	0.7
Chilean peso	0.2	0.2	0.4
Colombian peso	0.4	1.0	0.9
Argentine peso	1.8	1.3	1.9
Equity risk in the banking book
Equity risk in the banking book refers to the possibility of suffering losses in the value of positions in shares and other equity instruments held in the banking book with long or medium term investment horizons due to fluctuations in the value of equity indexes or shares.
BBVA Group's exposure to structural equity risk arises largely from minority shareholdings held on industrial and financial companies, and in new business (innovation). This exposure is modulated in some portfolios with positions held on derivative instruments on the same underlying assets, in order to adjust the portfolio sensitivity to potential changes in equity prices.
The structural equity risk management is aimed at increasing the income-generating capacity of those shares held by the Group, limiting the capital requirements for equity risk and narrowing the impact on the solvency level through a proactive management of the portfolio using hedges. The function of managing the main structural equity portfolios is a responsibility of the specialized units of the corporate areas of Global ALM, Strategy & M&A and Client Solutions (Banking for Growth Companies). Their activity is subject to the corporate structural equity risk management policy, complying with the defined management principles and Risk Appetite Framework.
The structural equity risk metrics, designed by GRM according to the corporate model, contribute to the effective monitoring of the risk by estimating the sensitivity and the capital necessary to cover the possible unexpected losses due to changes in the value of the shareholdings in the Group's investment portfolio, with a level of confidence that corresponds to the objective rating of the entity, taking into account the liquidity of the positions and the statistical behavior of the assets to be considered.
In order to analyze the risk profile in depth, stress tests and scenario analysis of sensitivity to different simulated scenarios are carried out. They are based on both past crisis situations and forecasts made by BBVA Research. These analyses are carried out regularly to assess the vulnerabilities of structural equity exposure not contemplated by the risk metrics and to serve as an additional tool when making management decisions.
Backtesting is carried out on a regular basis on the risk measurement model used.
Equity markets performed very positively in 2024 but with more modest gains in Europe than in the United States, reflecting the differences in economic dynamism in both blocks. The monetary easing cycle initiated by central banks supported stock market increases, but were prevented from converging towards official targets by persistent inflation. The technology sector led the increases in the United States, driven by the adoption of artificial intelligence solutions, while in Europe, the banking sector performed exceptionally well, enabling it to lead the European stock markets. At the local level, the Spanish stock market presented one of the best performances at the European level, although with less dynamism than in 2023. Telefónica, where the Group holds a stake classified as equity in its banking book, performed in line with the evolution of the European telecommunications sector.
Structural equity risk, measured in terms of economic capital, has increased during the last year due to the higher exposure taken. The aggregate sensitivity of the BBVA Group’s consolidated equity to a 1% fall in the price of shares of the companies making up the equity portfolio amounted to €-27 million as of December 31, 2024, compared to €-24 million as of December 31, 2023. This estimation takes into account the exposure in shares valued at market prices, or if not applicable, at fair value (excluding the positions in the Treasury Area portfolios) and the net delta-equivalent positions in derivatives on the same underlyings.
Market risk
Market risk originates from the possibility of experiencing losses in the value of positions held as a result of movements in market variables that affect the valuation of financial assets and liabilities. Market risk in the Group's trading portfolios stems mainly from the portfolios originated by Global Markets valued at fair value and held for the purpose of trading and generating short-term results. Market risk in the field of banking book is clearly and distinctly addressed and can be broken down into structural risks relating to interest rate and credit spread, exchange rate and equity (see Note 7.3).
Additionally, market risk may be affected by ESG factors due to the effect they may have on the Group, clients and counterparties (see Note 7.1).
Market risk in trading portfolios
The main risks in the trading portfolios can be classified as follows:
–Interest-rate risk: This arises as a result of exposure to movements in the different interest-rate curves involved in trading. Although the typical products that generate sensitivity to the movements in interest rates are money-market products (deposits, interest-rate futures, call money swaps, etc.) and traditional interest-rate derivatives (swaps and interest-rate options such as caps, floors, swaptions, etc.), practically all the financial products are exposed to interest-rate movements due to the effect that such movements have on the valuation of the financial discount.
–Equity risk: This arises as a result of movements in share prices. This risk is generated in spot positions in shares or any derivative products whose underlying asset is a share or an equity index. Dividend risk is a sub-risk of equity risk, arising as an input for any equity option. Its variation may affect the valuation of positions and it is therefore a factor that generates risk on the books.
–Exchange-rate risk: This is caused by movements in the exchange rates of the different currencies in which a position is held. As in the case of equity risk, this risk is generated in spot currency positions, and in any derivative product whose underlying asset is an exchange rate. In addition, the quanto effect (operations where the underlying asset and the instrument itself are denominated in different currencies) means that in certain transactions in which the underlying asset is not a currency, an exchange-rate risk is generated that has to be measured and monitored.
–Credit-spread risk: Credit spread is an indicator of an issuer's credit quality. Spread risk occurs due to variations in the levels of spread of both corporate and government issues, and affects positions in bonds and credit derivatives.
–Volatility risk: This occurs as a result of changes in the levels of implied price volatility of the different market instruments on which derivatives are traded. This risk, unlike the others, is exclusively a component of trading in derivatives and is defined as a first-order convexity risk that is generated in all possible underlying assets in which there are products with options that require a volatility input for their valuation.
The metrics developed to control and assess market risk in the BBVA Group are aligned with market practices and are implemented consistently across all the local market risk units.
Measurement procedures are established in terms of the possible impact of negative market conditions on the trading portfolio of the Group's Global Markets units, both under ordinary circumstances and in situations of heightened risk factors.
The standard metric used to measure market risk is Value at Risk (hereinafter “VaR”), which indicates the maximum loss that may occur in the portfolios at a given confidence level (99%) and time horizon (one day). This statistic value is widely used in the market and has the advantage of summing up in a single metric the risks inherent to trading activity, taking into account how they are related and providing a prediction of the loss that the trading book could sustain as a result of fluctuations in equity prices, interest rates, foreign exchange rates and credit spreads. Additionally, for certain positions, other risks need to be considered, such as a credit spread, base, volatility or correlation risk.
With respect to the risk measurement models used by the BBVA Group, the Supervisor has authorized the use of the internal market risk model to determine bank capital requirements deriving from risk positions on the BBVA, S.A. and BBVA Mexico trading book, which jointly accounted for around 66%, 76% and 63% of the Group’s trading-book market risk as of December 31, 2024, 2023 and 2022. For the rest of the geographical areas where the Group operates (applicable mainly to the Group´s South America subsidiaries and Garanti BBVA), bank capital for the risk positions in the trading book is calculated using the Standardized Approach defined by the Basel Committee on Banking Supervision (which is referred to herein as the "standard model”).
The current management structure includes the monitoring of market-risk limits, consisting of a scheme of limits based on specific metrics according to market activities, (VaR (Value at Risk), economic capital, as well as stop-loss limits for each of the Group’s business units).
The model used estimates VaR in accordance with the historical simulation methodology, which involves estimating losses and gains that would have taken place in the current portfolio if the changes in market conditions that took place over a specific period of time in the past were repeated. Based on this information, it predicts the maximum expected loss of the current portfolio within a given confidence level. This model has the advantage of reflecting precisely the historical distribution of the market variables and not assuming any specific distribution of probability. The historical period used in this model is two years.
The VaR figures are estimated based on the VaR without smoothing methodology, which awards equal weight to the daily information for the previous two years. This is currently the official methodology for measuring market risks for the purpose of monitoring compliance with risk limits. The VaR stress metric is obtained in an analogous way (99% percentile, with 1-day loss), with a fixed window of 1 year within the established stress period, subject to revision and being specific to each geographical area to represent its stress period.
The use of VaR by historical simulation methodology as a risk metric has many advantages, but also certain limitations, among which it is worth highlighting:
–The estimate of the maximum daily loss of the Global Markets portfolio positions (with a confidence level of 99%) depends on the market movements of the last two years, not picking up the impact of large market events if they have not occurred within that historical window.
–The use of the 99% confidence level does not consider potential losses that can occur beyond this level. To mitigate this limitation, different stress exercises are also performed, as described later.
At the same time, and following the guidelines established by the Spanish and European authorities, BBVA incorporates metrics in addition to VaR with the aim of meeting the Bank of Spain's regulatory requirements with respect to the calculation of bank capital for the trading book. Specifically, the measures incorporated in the Group since December 2011 (stipulated by Basel 2.5) are:
–VaR: In regulatory terms, the VaR charge incorporates the stressed VaR charge, and the sum of the two (VaR and stressed VaR) is calculated. This quantifies the losses associated with the movements of the risk factors inherent to market operations (including interest-rate risk, exchange-rate risk, equity risk and credit risk, among others). Both VaR and stressed VaR are rescaled by a regulatory multiplier (between three and four) and by the square root of ten to calculate the capital charge.
–Specific Risk - Incremental Risk Capital (“IRC”): Quantification of the risks of default and changes of the credit ratings of the bond and derivative positions and debt funds with daily look-through or significant benchmark (correlation > 90%) in the trading portfolio. The IRC charge is exclusively applied in entities in respect of which the internal market risk model is used (i.e. BBVA, S.A. and BBVA Mexico). The IRC charge is determined based on the associated losses (calculated at 99.9% confidence level over a one-year horizon under the hypothesis of constant risk) due to a rating change and/or default of the issuer with respect to an asset. In addition, the price risk is included in sovereign positions for the specified items.
–Specific Risk: Securitization, correlation portfolios and Investment funds without look-through. Capital charges for securitizations and correlation portfolios are assessed based on the potential losses associated with the occurrence of a credit event in the underlying exposures. They are calculated by the standard model. The scope of the correlations portfolios refers to the First To Default (FTD)-type market operation and/or tranches of market CDOs and only for positions with an active market and hedging capacity. Capital charge for Funds include losses associated with volatility and credit risk of the underling positions of the fund. All charges are calculated by the standard model.
Validity tests are performed regularly on the risk measurement models used by the Group. They estimate the maximum loss that could have been incurred in the assessed positions with a certain level of probability (backtesting), as well as measurements of the impact of extreme market events on risk positions (stress testing). As an additional control measure, backtesting is conducted at a trading desk level in order to enable more specific monitoring of the validity of the measurement models.
Market risk in 2024
The Group’s market risk related to its trading portfolio remained in 2024 at low levels compared to other risks managed by BBVA, particularly credit risk. This is due to the nature of the business. In 2024, the average VaR was €37 million, above the figure of 2023, with a maximum level in the year reached on February 19, 2024 of €50 million. The evolution in the BBVA Group’s market risk during 2024, measured as VaR with a 99% confidence level and a 1-day horizon (shown in Millions of Euros) is as follows:
By type of market risk assumed by the Group's trading portfolio, the main risk factor for the Group continued to be that linked to interest rates, with a weight of 78% of the total as of December 31, 2024 (this figure includes the spread risk). The relative weight of this risk has increased 8 percentage points compared with the close of 2023. Exchange-rate risk accounted for 11% of the total risk, maintaining its weight with respect to December 2023, while equity, volatility and correlation risk has decreased, with a weight of 3% and 8% respectively, which implies a reduction of their relative weights of 3 and 5 percentage points, respectively, with respect to 2023.
As of December 31, 2024, 2023 and 2022 the VaR was €34 million, €36 million and €29 million, respectively, with the following breakdown:

VaR by Risk Factor (Millions of Euros) ⁽¹⁾
	Interest/Spread risk	Currency risk	Stock-market risk	Vega/Correlation risk	Diversification effect ⁽²⁾	Total
2024
VaR average in the year	41	7	2	6	(20)	37
VaR max in the year	55	10	2	7	(23)	50
VaR min in the year	33	7	2	6	(19)	28
End of period VaR	37	5	2	4	(14)	34
2023
VaR average in the year	36	8	2	7	(22)	31
VaR max in the year	43	6	17	8	(33)	42
VaR min in the year	23	9	—	9	(23)	19
End of period VaR	41	6	4	8	(23)	36
2022
VaR average in the year	33	8	3	7	(23)	27
VaR max in the year	35	12	2	11	(24)	36
VaR min in the year	25	10	2	11	(28)	19
End of period VaR	32	13	7	5	(28)	29
(1) The maximum and minimum VaR figures show the VaR figures for the day on which said maximum and minimum VaRs occurred in the relevant year, by type of risk.
(2) The diversification effect is the difference between the sum of the average individual risk factors and the total VaR figure that includes the implied correlation between all the variables and scenarios used in the measurement.
Validation of the internal market risk model
The internal market risk model is validated on a regular basis by backtesting in both, BBVA, S.A. and Global Markets Mexico (in BBVA Mexico). The aim of backtesting is to validate the quality and precision of the internal market risk model used by BBVA Group to estimate the maximum daily loss of a portfolio, at a 99% level of confidence and a 250-day time horizon, by comparing the results of those entities and the risk measurements generated by the internal market risk model. These tests showed that the internal market risk model of both, BBVA, S.A. and Global Markets Mexico is adequate and precise.
Two types of backtesting have been carried out in 2024, 2023 and 2022:
–"Hypothetical" backtesting: the daily VaR is compared with the results obtained, not taking into account the intraday results or the changes in the portfolio positions. This validates the appropriateness of the market risk metrics for the end-of-day position.
–"Real" backtesting: the daily VaR is compared with the total results, including intraday transactions, but discounting the possible minimum charges or fees involved. This type of backtesting includes the intraday risk in portfolios.
In addition, each of these two types of backtesting was carried out at a risk factor or business type level, thus making a deeper comparison of the results with respect to risk measurements.
Between January 1, 2024 and December 31, 2024, and for the year ended December 31, 2024, the backtesting of the internal VaR calculation model was carried out, comparing the daily results obtained to the risk level estimated by the internal VaR calculation model. In that period, there was no negative exception neither in BBVA, S.A nor in BBVA Mexico.
At the end of the year the comparison showed the internal VaR calculation model was working correctly, thus validating the internal VaR calculation model, as has been the case each year since the internal market risk model was approved for the Group.
Stress testing analysis
A number of stress tests are carried out on the BBVA Group's trading portfolios. First, global and local historical scenarios are used that replicate the behavior of an extreme past event, such as for example the collapse of Lehman Brothers or the "Tequilazo" crisis. These stress tests are complemented with simulated scenarios, where the aim is to generate scenarios that have a significant impact on the different portfolios, but without being anchored to any specific historical scenario. Finally, for some portfolios or positions, fixed stress tests are also carried out that have a significant impact on the market variables affecting these positions.
Historical scenarios
The historical benchmark stress scenario for the BBVA Group is Lehman Brothers, whose sudden collapse in September 2008 led to a significant impact on the behavior of financial markets at a global level. The following are the most relevant effects of this historical scenario:
–Credit shock: reflected mainly in the increase of credit spreads and downgrades in credit ratings.
–Increased volatility in most of the financial markets giving rise to a great deal of variation in the prices of different assets (currency, equity, debt).
–Liquidity shock in the financial systems, reflected by a major movement in interbank curves, particularly in the shortest sections of the euro and dollar curves.
Simulated scenarios
Unlike the historical scenarios, which are fixed and therefore not suited to the composition of the risk portfolio at all times, the scenario used for the exercises of economic stress is based on resampling methodology. This methodology is based on the use of dynamic scenarios that are recalculated periodically depending on the main risks affecting the trading portfolios. On a data window wide enough to collect different periods of stress (data are taken from January 1, 2008 until the date of the assessment), a simulation is performed by resampling of historic observations, generating a distribution of losses and gains that serve to analyze extreme market events within the selected historical window. The advantage of this methodology is that the period of stress is not predetermined, but depends on the portfolio maintained at each time, and making a large number of simulations (10,000 simulations) allows a greater richness of information for the analysis of expected shortfall than what is available in the scenarios included in the calculation of VaR.
The main features of this approach are: a) the generated simulations respect the correlation structure of the data, b) there is flexibility in the inclusion of new risk factors and c) it allows the introduction of a lot of variability in the simulations (desirable for considering extreme events).
The impact of the stress test under multivariable simulation of the risk factors of the portfolio based on the expected shortfall (expected shortfall calculated at a 97.5% confidence level, 20 days) as of December 31, 2024 is as follows:

Impact of the stress test (Millions of Euros)
0	Europe	Mexico	Peru	Venezuela	Argentina	Colombia	Turkey
Expected shortfall	(132)	(66)	(25)	—	(29)	(3)	(10)
Financial instruments offset
Financial assets and liabilities may be netted in certain cases. In particular, they are presented for a net amount on the consolidated balance sheet only when the Group's entities satisfy the provisions of IAS 32, so they have both the legal right to net recognized amounts, and the intention of settling the net amount or of realizing the asset and simultaneously paying the liability.
In addition, the Group has presented as gross amounts assets and liabilities on the consolidated balance sheet for which there are master netting arrangements in place, but for which there is no intention of settling the net amount. The most common types of events that trigger the netting of reciprocal obligations are bankruptcy of the entity, surpassing certain level of indebtedness threshold, failure to pay, restructuring and dissolution of the entity.
In the current market context, derivatives are contracted under different framework contracts being the most widespread the ones developed by the International Swaps and Derivatives Association (“ISDA”) and, for the Spanish market, the Framework Agreement on Financial Transactions (“CMOF”). Almost all portfolio derivative transactions have been concluded under these framework contracts, including in them the netting clauses mentioned in the preceding paragraph as "Master Netting Agreement", greatly reducing the credit exposure on these instruments. Additionally, in contracts signed with counterparties, the collateral agreement annexes called Credit Support Annex (“CSA”) in ISDA and Appendix III in CMOF are included, thereby minimizing exposure to a potential default of the counterparty.
Moreover, many of the transactions involving assets purchased or sold under a repurchase agreement are transacted through clearing houses that articulate mechanisms to reduce counterparty risk, as well as through the signing of various master agreements for bilateral transactions, the most widely used being the Global Master Repurchase Agreement (GMRA), published by the International Capital Market Association (“ICMA”), to which the clauses related to the collateral exchange are usually added within the text of the master agreement itself.
A summary of the effect of offsetting (via netting and collateral) for derivatives and securities operations is presented below as of December 31, 2024, 2023 and 2022:

Effect of offsetting for derivatives and securities operation (Millions of Euros)
					Gross amounts not offset in the consolidated balance sheets
	Notes	Gross amounts recognized (A)	Gross amounts offset in the consolidated balance sheets (B)	Net amount presented in the consolidated balance sheets (C=A-B)	Financial instruments	Cash collateral received/ pledged	Net amount ⁽¹⁾
December 2024
Trading and hedging derivatives	10 / 15	45,523	8,362	37,161	27,446	9,566	148
Reverse repurchase, securities borrowing and similar agreements		65,401	19,397	46,005	45,959	—	46
Total assets		110,924	27,759	83,165	73,405	9,566	194
Trading and hedging derivatives	10 / 15	43,924	8,362	35,562	27,446	7,658	458
Repurchase, securities lending and similar agreements		87,893	19,397	68,497	68,497	—	—
Total liabilities		131,818	27,759	104,059	95,943	7,658	458
December 2023
Trading and hedging derivatives	10 / 15	44,641	8,866	35,775	25,171	9,532	1,072
Reverse repurchase, securities borrowing and similar agreements		80,227	—	80,227	79,980	—	248
Total assets		124,869	8,866	116,003	105,151	9,532	1,320
Trading and hedging derivatives	10 / 15	44,536	8,866	35,670	27,354	7,013	1,303
Repurchase, securities lending and similar agreements		104,920	—	104,920	104,920	—	—
Total liabilities		149,456	8,866	140,590	132,274	7,013	1,303
December 2022
Trading and hedging derivatives	10 / 15	52,354	10,554	41,800	31,019	9,824	957
Reverse repurchase, securities borrowing and similar agreements		47,111	—	47,111	47,069	—	41
Total assets		99,465	10,554	88,911	78,088	9,824	998
Trading and hedging derivatives	10 / 15	51,767	10,554	41,213	31,028	8,990	1,195
Repurchase, securities lending and similar agreements		54,382	—	54,382	52,701	586	1,095
Total liabilities		106,149	10,554	95,594	83,729	9,576	2,290
(1) It corresponds to the aggregation of the net amounts presented in the balance sheet, less the gross amount which is not offset in the balance sheet, corresponding to each Group entity that records a deficit in this regard.
Financial assets and liabilities are offset, and consequently are presented in the consolidated balance sheet at their net value under the relevant captions (i.e., derivatives, repurchase agreements and reverse repurchase agreements), where the Group maintains netting agreements and there is an intention to settle their net amount. Regarding certain repurchase agreements and reverse repurchase agreements, since 2024, the Group fulfils both conditions. Where netting agreements do not exist, the market value of the relevant products is recorded in the balance of the repurchase agreements and reverse repurchase agreements captions.
Liquidity and Funding risk
Liquidity and funding risk is defined as the incapacity of a bank in meeting its payment commitments due to lack of funds or that, to face those commitments, should have to make use of funding under burdensome terms.
Liquidity and Funding Strategy and Planning
The BBVA Group is a multinational financial institution whose business is focused mainly on retail and commercial banking activities. In addition to the retail business model, which forms its core business, the Group engages in corporate and investment banking, through the global CIB (Corporate & Investment Banking) division.
Liquidity and Funding Risk Management aims to maintain a balance sheet structure which allows a sustainable business model. The Group’s liquidity and funding strategy is based on the following pillars:
–The principle of the funding self-sufficiency of its subsidiaries, meaning that each of the Liquidity Management Units (hereinafter "LMU") must cover its funding needs independently on the markets where it operates. This avoids possible contagion due to a crisis affecting one or more of the Group’s LMU.
–Stable customer deposits as the main source of funding in all the LMU, in accordance with the Group’s business model.
–Diversification of the sources of wholesale funding, in terms of maturity, market, instruments, counterparties and currencies, with recurring access to the markets.
–Compliance with regulatory requirements, ensuring the availability of ample liquidity buffers, of high quality, as well as sufficient instruments as required by regulations with the capacity to absorb losses.
–Compliance with the internal Liquidity Risk and Funding metrics, while adhering to the Risk Appetite level established for each LMU at any time.
Liquidity and Funding Risk Management aims, in the short term, to prevent an entity from having difficulties in meeting its payment commitments in due time and form or that, to meet them, it has to resort to obtaining funds in burdensome conditions that deteriorate the image or reputation of the entity.
In the medium term, its objective is to support the suitability of the Group's financial structure and its evolution, within the framework of the economic situation, the markets and regulatory changes.
This management of structural and liquidity funding is based on the principle of financial self-sufficiency of the entities that comprise it. This approach helps prevent and limit liquidity risk by reducing the Group’s vulnerability during periods of high risk. This decentralized management prevents possible contagion from a crisis affecting only one or a few Group entities, which must act independently to meet their liquidity requirements in the markets where they operate.
Within this strategy, the BBVA Group is organized into eight LMU composed of the parent company and the bank subsidiaries in each geographical area, plus the branches that depend on them.
In addition, the policy for managing liquidity and funding risk is also based on the model’s effectiveness and on the planning and integration of risk management into the budgeting process of each LMU, according to the liquidity and funding risk appetite that it decides to assume in its business.
Liquidity and funding planning is part of the strategic processes for the Group’s budgetary and business planning. This objective is to allow a recurrent growth of the banking business with suitable maturities and costs within the established risk tolerance levels by using a wide range of instruments which allow the diversification of the funding sources and the maintenance of a high volume of available liquid assets.
Governance, monitoring and mitigation measures
The responsibility for liquidity and funding management in the development of normal business activity lies with the Finance area as a first line of defense in managing the risks inherent to this activity, in accordance with the principles established by the EBA and in line with the most demanding standards, policies, procedures and controls in the framework established by the governing bodies. Finance, through the Balance-Sheet Management area, plans and executes the funding of the structural long-term gap of each LMU and proposes to the ALCO the actions to be taken on this matter, in accordance with the policies established by the Risk Committee in line with the metrics of the Risk Appetite Framework approved by the Board of Directors.
Finance is also responsible for preparing the regulatory reporting of liquidity, coordinating with the responsible areas in each LGU the necessary processes to cover the requirements at corporate and regulatory level, ensuring the integrity of the information provided.
GRM is responsible for ensuring that the liquidity and financing risk in the Group is managed in accordance with the framework established by governing bodies. It also deals with the identification, measurement, monitoring and control of such risks and their communication to the relevant corporate bodies. In order to carry out this task properly, the Risk function in the Group has been configured as a single, global function, independent of the management areas.
Additionally, the Group has, in its second line of defense, an Internal Risk Control unit, which performs an independent review of the control of Liquidity and Funding Risk, and a Financial Internal Control Unit that reviews the design and effectiveness of the controls operations on liquidity management and reporting.
As the third line of defense of the Group's internal control model, Internal Audit is in charge of reviewing specific controls and processes in accordance with a work plan that is drawn up annually.
The Group’s fundamental objectives regarding the liquidity and funding risk are determined through the Liquidity Coverage Ratio (LCR) and through the Loan-to-Stable Customer Deposits (LtSCD) ratio.
The LCR ratio is a regulatory metric that aims to guarantee the resilience of entities in a scenario of liquidity tension within a time horizon of 30 days. Within its Risk Appetite Framework and system of limits and alerts, BBVA has established a required LCR compliance level for the entire Group and for each individual LMU. The internal levels required are aimed at efficiently meeting the regulatory requirement, at a level above 100% as a mitigation measure.
The LtSCD ratio measures the relationship between net lending and stable customer funds. The aim is to preserve a stable funding structure in the medium term for each of the LMU which make up the BBVA Group, taking into account that maintaining an adequate volume of stable customer funds is key to achieving an appropriate liquidity profile. In geographical areas with dual-currency balances, the indicator is also controlled by currency to manage the mismatches that might occur.
Stable customer funds are considered to be the financing obtained and managed from the LMU among their target customers. Those funds are characterized by their low sensitivity to market changes and by their less volatile behavior at aggregated level per operation due to the loyalty of the customer to the entity. The stable resources are calculated by applying to each identified customer segment a haircut determined by the analysis of the stability if the balances by which different aspects are evaluated (concentration, stability, level of loyalty). The main source of stable resources arises from wholesale funding and retail customer funds.
In order to establish the target (maximum) levels of LtSCD in each LMU and provide an optimal funding structure reference in terms of risk appetite, the corporate Structural Risks unit of GRM identifies and assesses the economic and financial variables that condition the funding structures in the different geographical areas.
Additionally, liquidity and funding risk management aims to achieve a proper diversification of the funding structure, avoiding excessive dependence on short-term funding by establishing a maximum level for the short-term funds raised, including both wholesale financing and the least stable proportion of customer funds In relation to long-term financing, the maturity profile does not present significant concentrations, which makes it possible to adapt the schedule of the planned issuance plan to the best financial conditions in the markets. Lastly, concentration risk is monitored at LMU level, with the aim of ensuring a correct diversification of both the counterparty and type of instrument.
One of the fundamental metrics within the general management framework of the liquidity and funding risk is the maintenance of a liquidity buffer consisting of high quality assets free of charges which can be sold or offered as collateral to obtain funding, either under normal market conditions or in stress situations.
The Finance area is responsible for the collateral management and determining the liquidity buffer within the BBVA Group. According to the principle of auto-sufficiency of the Group's subsidiaries, each LMU is responsible for maintaining a buffer of liquid assets which complies with the regulatory requirements applicable under each jurisdiction. In addition, the liquidity buffer of each LMU must be aligned with the liquidity and funding risk tolerance as well as the management limits set and approved for each case.
In this context, the short-term resistance of the liquidity risk profile is promoted, seeking to ensure that each LMU has sufficient collateral to deal with the risk of the closing of wholesale markets. Basic capacity is the internal metric for the management and control of short-term liquidity risk, which is defined as the relationship between the explicit assets available and the maturities of wholesale liabilities and volatile resources, at different time periods up to one year, with special relevance at 30 and 90 days, with the objective of preserving the survival period above 3 months with the available buffer, without considering the balance inflows.
As a fundamental element of the liquidity and financing risk monitoring scheme, stress tests are carried out. They enable to anticipate deviations from the liquidity targets and the limits set in the appetite, and to establish tolerance ranges in the different management areas. They also play a major role in the design of the Liquidity Contingency Plan and the definition of specific measures to be adopted to rectify the risk profile if necessary.
For each scenario, it is checked whether BBVA has a sufficient stock of liquid assets to meet the liquidity commitments/outflows in the different periods analyzed. The analysis considers four scenarios: one central and three crisis-related (systemic crisis; unexpected internal crisis with a considerable rating downgrade and/or affecting the ability to issue in wholesale markets and the perception of business risk by the banking intermediaries and the entity’s clients; and a mixed scenario, as a combination of the two aforementioned scenarios). Each scenario considers the following factors: existing market liquidity, customer behavior and sources of funding, the impact of rating downgrades, market values of liquid assets and collateral, and the interaction between liquidity requirements and the development of BBVA's credit quality.
The stress tests conducted on a regular basis by GRM reveal that BBVA maintains a sufficient buffer of liquid assets to deal with the estimated liquidity outflows in a scenario resulting from the combination of a systemic crisis and an unexpected internal crisis, including in the scenario of a significant downgrade of the Bank’s rating by up to three notches.
Together with the results of the stress tests and the risk metrics, the early warning indicators play an important role within the corporate model and the Liquidity Contingency Plan.
Finance is the area responsible for the elaboration, monitoring, execution and update of the liquidity and funding plan and of the market access strategy to assist in and improve the stability and diversification of the wholesale funding sources.
In order to implement and establish management in an anticipated manner, limits are set on an annual basis for the main management metrics that form part of the budgeting process for the liquidity and funding plan. This framework of limits contributes to the planning of the joint future performance of:
–The loan book, considering the types of assets and their degree of liquidity, as well as their validity as collateral in collateralized funding.
–Stable customer funds, based on the application of a methodology for establishing which segments and customer balances are considered to be stable or volatile funds based on the principle of sustainability and recurrence of these funds.
–Projection of the credit gap, in order to require a degree of self-funding that is defined in terms of the difference between the loan-book and stable customer funds.
–Incorporating the planning of securities portfolios into the banking book, which include both fixed-interest and equity securities, and are classified as financial assets at fair value through other comprehensive income and at amortized cost, and additionally on trading portfolios.
–The structural gap projection, as a result of assessing the funding needs generated both from the credit gap and by the securities portfolio in the banking book, together with the rest of on-balance-sheet wholesale funding needs, excluding trading portfolios. This gap therefore needs to be funded with customer funds that are not considered stable or on wholesale markets.
As a result of these funding needs, the BBVA Group plans the target wholesale funding structure according to the tolerance set in each LMU target.
Thus, once the structural gap has been identified and after resorting to wholesale markets, the amount and composition of wholesale structural funding is established in subsequent years, in order to maintain a diversified funding mix and guarantee that there is not a high reliance on short-term funding (short-term wholesale funding plus volatile customer funds).
In practice, the execution of the principles of planning and self-funding at the different LMU results in the Group’s main source of funding being customer deposits, which consist mainly of demand deposits, savings deposits and time deposits.
As sources of funding, customer deposits are complemented by access to the interbank market and the domestic and international capital markets in order to address additional liquidity requirements, implementing domestic and international programs for the issuance of commercial paper and medium and long-term debt.
The process of analysis and assessment of the liquidity and funding situation and of the inherent risks is a process carried out on an ongoing basis in the BBVA Group, with the participation of all the Group areas involved in liquidity and funding risk management. This process is carried out at both local and corporate level. It is incorporated into the decision- making process for liquidity and funding management, with integration between the risk appetite strategy and establishment and the planning process, the funding plan and the limits scheme.
Liquidity and funding performance
The BBVA Group maintains a dynamic funding structure with a predominantly retail nature, where customer resources represent the main source of funding.
During 2024, liquidity conditions remained adequate in all the countries where the BBVA Group operates.
The performance of the indicators show that the funding structure remained steady during 2024, 2023 and 2022, in the sense that all LMU held self-funding levels with stable customer resources above the requirements.

LtSCD by LMU
	2024	2023	2022
Group (average)	102%	99%	96%
BBVA, S.A.	101%	100%	98%
BBVA Mexico	115%	102%	98%
Garanti BBVA	90%	78%	83%
Other LMU	99%	104%	96%
With respect to LCR, the Group has maintained a liquidity buffer at both a consolidated and individual level in 2024. As a result, the ratio has remained above 100%, with the consolidated ratio as of December 31, 2024 standing at 134%.
Although this requirement is only established at a Group level, for banks in the Eurozone, the minimum level required was exceeded in all subsidiaries.
It should be noted that the calculation of the Consolidated LCR does not allow the transfer of liquidity between subsidiaries, so no excess liquidity may be transferred from these entities for the purpose of calculating the consolidated ratio.
If the impact of these highly liquid assets was considered, the LCR would be 162%, or 28 basis points above the required level.

LCR main LMU
	2024	2023	2022
Group	134%	149%	159%
BBVA, S.A.	156%	178%	186%
BBVA Mexico	146%	192%	199%
Garanti BBVA	141%	212%	185%
One of the key elements in BBVA's Group liquidity and funding management is the targeted maintenance of large high quality liquidity buffers in all business areas where the group operates.
Each entity maintains a liquidity buffer at the individual level for BBVA, S.A. and for each of its subsidiaries, such as BBVA Mexico, Garanti BBVA and the Latin American subsidiaries.
In this respect, the Group has maintained for the last 12 months an average volume of high quality liquid assets (HQLA) amounting to €130,613 million, of which 97% correspond to maximum quality assets (LCR Level 1).
The table below shows the liquidity available by instrument as of December 31, 2024, 2023 and 2022 for the most significant entities based on prudential supervisor’s information (Commission Implementing Regulations (EU) 2021/451 of December 17, 2020):

Liquidity available by instrument (Millions of Euros)
	BBVA, S.A.			BBVA Mexico			Garanti BBVA			Other
	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022
Cash and withdrawable central bank reserves	16,004	43,931	48,271	12,001	9,712	12,865	10,344	9,899	6,731	8,101	5,921	5,265
Level 1 tradable assets	50,199	31,606	33,081	8,783	20,345	13,974	6,402	6,117	9,165	8,749	8,429	7,836
Level 2A tradable assets	194	919	3,450	327	246	47	—	—	—	—	—	—
Level 2B tradable assets	3,762	2,916	3,471	159	132	35	—	—	—	31	—	1
Other tradable assets	46,537	44,324	22,708	598	469	467	816	398	285	926	753	1,035
Non tradable assets eligible for central banks	11	—	—	—	—	—	—	—	—	—	—	—
Cumulated counterbalancing capacity	116,706	123,696	110,981	21,869	30,903	27,388	17,562	16,414	16,181	17,806	15,102	14,136
The Net Stable Funding Ratio (NSFR), defined as the result between the amount of stable funding available and the amount of stable funding required, requiring banks to maintain a stable financing profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. The NSFR ratio of the BBVA Group, stood at 127% as of December 31, 2024.
The NSFR of BBVA Group and its main LMU as of December 31, 2024, 2023 and 2022, was the following:

NSFR main LMU
	2024	2023	2022
Group	127%	131%	135%
BBVA, S.A.	119%	120%	125%
BBVA Mexico	131%	140%	143%
Garanti BBVA	149%	178%	166%
Below is a matrix of residual maturities by contractual periods based on supervisory prudential reporting as of December 31, 2024, 2023 and 2022:

December 2024. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	11,125	38,087	—	—	—	—	—	—	—	—	49,212
Deposits in credit entities	—	5,246	541	1,165	647	918	861	351	33	41	9,805
Deposits in other financial institutions	—	2,677	1,642	970	929	1,130	1,577	1,526	1,369	681	12,502
Reverse repo, securities borrowing and margin lending	—	34,310	10,594	5,025	1,911	3,138	5,782	3,675	3,008	122	67,565
Loans and advances	—	34,605	38,547	29,770	16,928	19,715	44,537	34,618	51,469	105,649	375,837
Securities' portfolio settlement	—	2,861	2,741	6,084	2,531	5,922	20,625	20,053	21,972	44,850	127,640

December 2024. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	2,484	4,816	5,536	3,347	3,685	8,517	11,386	7,530	28,306	75,608
Deposits from financial institutions	2,600	6,070	476	644	130	732	558	242	570	743	12,765
Deposits from other financial institutions and international agencies	6,950	9,247	2,466	1,584	922	503	1,256	477	433	742	24,581
Customer deposits	318,252	50,789	23,758	11,580	3,888	4,329	2,055	569	834	787	416,841
Security pledge funding	—	74,614	14,093	5,452	2,355	4,157	2,223	366	1,454	445	105,159
Derivatives, net	—	(388)	(73)	(142)	70	142	549	(122)	5	(87)	(46)

December 2023. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	10,353	61,678	—	—	—	—	—	—	—	—	72,031
Deposits in credit entities	—	4,676	393	543	594	602	602	136	24	102	7,672
Deposits in other financial institutions	—	1,288	1,261	1,049	385	649	2,019	965	974	1,291	9,882
Reverse repo, securities borrowing and margin lending	—	42,407	21,683	6,890	3,398	2,596	3,319	3,817	2,133	139	86,382
Loans and advances	—	28,644	30,850	28,239	16,434	19,029	41,267	32,769	45,116	104,086	346,433
Securities' portfolio settlement	—	2,167	6,011	2,633	2,578	11,950	15,266	14,016	29,245	34,558	118,424

December 2023. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	1,187	3,889	8,518	4,935	4,225	10,296	7,990	11,175	22,424	74,639
Deposits from financial institutions	2,092	3,669	1,076	715	119	605	795	46	198	695	10,011
Deposits from other financial institutions and international agencies	8,507	5,526	2,806	1,036	834	841	1,033	618	695	638	22,535
Customer deposits	304,096	44,745	16,225	11,855	3,905	5,500	1,753	1,029	758	1,092	390,959
Security pledge funding	—	86,908	30,028	6,107	2,274	1,821	2,630	1,111	2,060	677	133,615
Derivatives, net	—	(21)	(30)	6	(62)	(267)	69	45	(135)	(2,616)	(3,009)

December 2022. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	9,227	66,497	—	—	—	—	—	—	—	—	75,724
Deposits in credit entities	—	3,870	319	433	434	468	242	183	6	83	6,040
Deposits in other financial institutions	3	2,199	1,012	746	516	344	971	816	551	830	7,988
Reverse repo, securities borrowing and margin lending	—	31,049	5,743	3,368	1,432	1,127	4,582	1,354	2,400	289	51,343
Loans and advances	99	24,622	32,009	25,622	14,827	16,766	41,049	32,510	43,828	96,201	327,534
Securities' portfolio settlement	1	4,031	4,107	8,200	4,305	4,746	18,417	8,744	23,307	31,480	107,338

December 2022. Contractual maturities (Millions of Euros)
	Demand	Up to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 3 years	3 to 5 years	Over 5 years	Total
LIABILITIES
Wholesale funding	—	1,841	4,434	1,050	3,148	2,017	6,318	9,423	13,282	18,145	59,658
Deposits from financial institutions	2,176	7,885	628	806	56	694	648	211	396	399	13,899
Deposits from other financial institutions and international agencies	7,392	5,760	1,465	464	379	758	700	293	594	727	18,532
Customer deposits	302,667	38,951	18,542	6,776	2,575	2,870	1,476	1,276	798	273	376,203
Security pledge funding	—	51,638	14,543	17,736	866	1,503	8,136	1,524	3,493	575	100,013
Derivatives, net	—	(253)	24	(1,010)	(23)	175	40	(153)	(466)	(3,717)	(5,383)
With regard to the financing structure, the loan portfolio is mostly financed by retail deposits. The “demand” maturity bucket mainly contains the retail customer sight accounts whose behavior historically showed a high level of stability and little concentration. According to a behavior analysis which is done every year in every entity, this type of account is considered to be stable and for liquidity risk purposes receives a better treatment.
The most relevant aspects related to the main geographical areas are the following:
–In Spain, BBVA, S.A. has maintained a position with a high-quality liquidity buffer, having repaid the entire TLTRO III program, maintaining at all times the regulatory liquidity metrics well above the set minimums. During 2024, commercial activity has shown dynamism, experiencing higher growth in lending than in customer deposits.
–BBVA Mexico showed an adequate liquidity situation, even though the credit gap increased in 2024 as a result of the strong dynamism of credit and contained growth in deposits as a result of management efforts to restrain the cost of funds.

–In Turkey, the credit gap in local currency grew in 2024, with loan growth outpacing deposits. Regarding the credit gap in foreign currency, an increase was also recorded in 2024, mainly originated by an increase in loans and a decrease in deposits. The liquidity buffer has been reduced, mainly due to the relevant reserve requirement for foreign currency deposits (which led to an increase in loans to the CBRT) and the mentioned increase in the credit gap. During 2024, the CBRT has continued updating its measures to de-dollarize the economy and control inflation.

–In South America, liquidity remained adequate throughout the region in 2024. In BBVA Argentina, the growth of excess liquidity in Argentine pesos slowed, due to the increase in loans in the last quarter of the year, which exceeded deposits, despite a strong increase in U.S. dollar deposits. In BBVA Colombia, the credit gap decreased in the year favored by the growth in deposits. BBVA Peru has shown a decrease in credit gap in 2024, with greater growth in deposits than in loans, both in local currency and in U.S. dollars.

The main wholesale financing transactions carried out by the BBVA Group during 2024 are listed below:

Issuer	Type of issue	Date of issue	Nominal (millions)	Currency	Coupon	Early redemption	Maturity date
BBVA, S.A.	Senior preferred	Jan-24	1,250	EUR	3.875%	—	Jan-34
	Tier 2	Feb-24	1,250	EUR	4.875%	Nov-30 to Feb-31	Feb-36
	Senior preferred	Mar-24	1,000	USD	5.381%	—	Mar-29
	Senior non-preferred	Mar-24	1,000	USD	6.033%	Mar-34	Mar-35
	Senior preferred (green bond)	Mar-24	1,000	EUR	3.500%	—	Mar-31
	Senior preferred	Jun-24	1,000	EUR	3 month Euribor rate + 45 basis points	—	Jun-27
	Senior preferred	Jun-24	750	EUR	3.625%	—	Jun-30
	AT1 (CoCo)	Jun-24	750	EUR	6.875%	Dec-30 to Jun-31	Perpetual
	Tier 2	Aug-24	1,000	EUR	4.375%	May-31 to Aug-31	Aug-36
Additionally, BBVA, S.A. redeemed two capital issuances in 2024: in February 2024, a Tier 2 issuance of subordinated bonds issued in February 2019, for an amount of €750 million and, in March 2024, on its first date of optional redemption, an AT1 issued in 2019, for an amount of €1 billion (see Note 22.4.1). Likewise, in December 2024, a redemption of a Tier 2 issuance of subordinated bonds issued in January 2020, for an amount of €1 billion, was announced and it was effectively redeemed in January 2025. Furthermore, on January 14, 2025, BBVA, S.A. issued an AT1 for an amount of USD 1 billion, with an early redemption option after seven years. On January 28, 2025, BBVA announced its irrevocable decision to fully redeem on March 5, 2025, an AT1 issued in 2019 for USD 1 billion (see Note 22.4). In addition, on February 17, 2025 BBVA, S.A. announced a 12-year Tier 2 subordinated bond of €1 billion to be issued on February 25, with a call option in February 2032.
In January 2024, BBVA Mexico issued Tier 2 bonds for USD 900 million with a maturity of 15 years and an early repayment option in 10 years with a coupon of 8.125%. Additionally, in April 2024, BBVA Mexico issued bank stock certificates for 15 billion Mexican pesos in two tranches. In addition, in September 2024, BBVA Mexico carried out a debt issuance of USD 600 million for a term of five years and a fixed rate of 5.25%. Lastly, in October 2024, BBVA Mexico issued local bonds for the equivalent of 15.98 billion Mexican pesos in three tranches, one of them for USD 200 million.
In Turkey, Garanti BBVA issued two Tier 2 ten-year bonds in 2024, both with an early redemption option after five years. The first, in February 2024, amounted to USD 500 million, and the second, in December 2024, amounted to USD 750 million. Simultaneously with this second issuance, a tender offer was made for a Tier 2 bond maturing in 2027, which was accepted by bondholders for a total of USD 134 million, and in December 2024, it announced the full redemption of a 750 million Turkish lira Tier 2 bond that was completed in February 2025. Additionally, in June 2024, Garanti BBVA renewed the total syndicated loan based on environmental, social and governance (ESG) criteria, which consists of two separate tranches of USD 241 million (SOFR+2.50%) and €179 million (Euribor+2.25%), respectively. Finally, in December 2024, Garanti BBVA announced the signing of a syndicated loan of USD 244 million (SOFR+1.75%) and €162.4 million (Euribor+1.50%) with a maturity of 367 days.
BBVA Peru issued, in March 2024, Tier 2 bonds in the international market for USD 300 million, with a 6.20% coupon, a 10.25-year maturity and an early redemption option in the fifth year. Alongside this issuance, a repurchase offer was launched on a USD 300 million Tier 2 subordinated bond maturing in September 2029, with USD 163 million being repurchased; the remaining USD 137 million was redeemed through the execution of the associated call option in September 2024. In December 2024, it issued the first tranche of a USD100 million social bond for a term of 5 years at SOFR+1.35%.
BBVA Colombia, together with the International Finance Corporation (IFC) and the Inter-American Development Bank (IDB) announced, in July 2024, the launch of a green biodiversity bond for an amount of USD 70 million and a term of three years. It also received a 5-year USD 50 million loan from CAF in the area of Biodiversity. Lastly, in November 2024, the first tranche of a USD 50 million subordinated bond (Tier 2) with IDB was disbursed.
BBVA Argentina issued in September 2024 in the local market the equivalent of approximately €23 million in senior debt at a floating rate of Badlar (Buenos Aires Deposits of Large Amount Rate) +5%. In addition, in December 2024 it issued two senior debt issuances, one for approximately €14 million at a TEM (Tasa Efectiva Mensual Vencida) rate of 2.75% and the other for approximately €35 million at a TAMAR (Tasa Mayorista de Argentina) +2.74% rate.
Asset encumbrance
As of December 31, 2024, 2023 and 2022, the encumbered (those provided as collateral for certain liabilities) and unencumbered assets are broken down as follows:

Encumbered and unencumbered assets (Millions of Euros)
	Encumbered assets						Unencumbered assets
	Book value			Fair value			Book value			Fair value
	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022
Assets	68,268	78,586	92,916				704,134	696,972	619,177
Equity instruments	834	592	819	834	592	819	17,159	13,176	11,293	17,159	13,176	11,293
Debt securities	43,404	51,458	33,533	45,639	50,818	32,291	102,333	88,976	92,665	102,333	88,976	92,665
Loans and advances and other assets	24,030	26,535	58,563				584,641	594,821	515,218
The committed value of "Loans and Advances and other assets" corresponds mainly to loans linked to the issue of covered bonds, territorial bonds or long-term securitized bonds (see Note 22.4) as well as, to a lesser extent, those used as a guarantee to access certain funding transactions with central banks. Debt securities and equity instruments correspond to underlying that are delivered in repos with different types of counterparties, mainly clearing houses or credit institutions, and to a lesser extent central banks. Collateral provided to guarantee derivative transactions is also included as committed assets.
As of December 31, 2024, 2023 and 2022, collateral pledges received mainly due to repurchase agreements and securities lending, and those which could be committed in order to obtain funding are provided below:

Collateral received (Millions of Euros)
	Fair value of encumbered collateral received or own debt securities issued			Fair value of collateral received or own debt securities issued available for encumbrance			Fair value of collateral received or own debt securities issued not available for encumbrance
	2024	2023	2022	2024	2023	2022	2024	2023	2022
Collateral received	40,877	73,836	40,701	14,917	14,825	9,415	1,151	996	1,279
Equity instruments	215	1,019	323	162	51	759	—	—	—
Debt securities	40,663	72,817	40,378	14,754	14,774	8,656	1,151	996	1,279
Loans and advances and other assets	—	—	—	—	—	—	—	—	—
Own debt securities issued other than own covered bonds or ABSs	—	—	—	66	74	92	—	—	—
The guarantees received in the form of reverse repurchase agreements or security lending transactions are committed by their use in repurchase agreements, as is the case with debt securities.
As of December 31, 2024, 2023 and 2022, financial liabilities issued related to encumbered assets in financial transactions as well as their book value were as follows:

Sources of encumbrance (Millions of Euros)
	Matching liabilities, contingent liabilities or securities lent			Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
	2024	2023	2022	2024	2023	2022
Book value of financial liabilities	109,833	151,766	122,400	107,067	149,853	128,628
Derivatives	17,047	15,895	15,950	14,698	13,756	16,699
Deposits	84,604	126,777	95,728	81,938	126,543	99,077
Outstanding subordinated debt	8,182	9,094	10,722	10,431	9,554	12,852
Other sources	1,141	1,066	731	2,079	2,568	4,989